                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                     ASSOCIATES FIRST CAPITAL CORPORATION
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                (Name of Registrant as Specified in its Charter)

                                     N/A
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

[ASSOCIATES FIRST CAPITAL CORPORATION LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 29, 1997

TO OUR STOCKHOLDERS:

     The annual meeting of stockholders of Associates First Capital Corporation (the "Company") will be held in the Monet Ballroom of the Wyndham Anatole Hotel, 2201 Stemmons Freeway, Dallas, Texas, at 10:00 a.m., Central Daylight Savings Time, on Thursday, May 29, 1997, to vote on the following:

     1. The election of six directors of the Company;

     2. The approval of the Company's Incentive Compensation Plan; and

     3. The selection by the Audit Committee of Coopers & Lybrand L.L.P. as the Company's independent public accountants for 1997.

     The record date for the meeting, used to determine which stockholders are entitled to vote at the meeting and receive these materials, is March 31, 1997. If you plan to attend the meeting, please see the instructions on page 29 of the proxy statement. If you will need special assistance at the meeting because of a disability, please notify the Office of the General Counsel, P.O. Box 660237, Dallas, Texas 75266-0237.

                                          By Order of the Board of Directors,

                                          /s/ JOHN M. RINTAMAKI
                                          JOHN M. RINTAMAKI
                                          Secretary

        Irving, Texas
        April 25, 1997

                             YOUR VOTE IS IMPORTANT
                  PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD

TERMS USED

     "401(k) Plan" means the Associates Savings and Profit-Sharing Plan.

     "Annual Meeting" means the annual meeting of stockholders of the Company, which will be held on May 29, 1997.

     "Annual Report" means the Company's annual report to stockholders for the year ended December 31, 1996.

     "Board of Directors" means the Board of Directors of the Company.

     "CAPP" means the Company's Corporate Annual Performance Plan, which is described beginning on page 11 of this proxy statement.

     "Class A Common Stock" or "Shares" means the Company's Class A Common Stock, par value $.01 per share.

     "Class B Common Stock" means the Company's Class B Common Stock, par value $.01 per share.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Company" or "we" or "us" means Associates First Capital Corporation.

     "Corporate Agreement" means the corporate agreement between the Company and Ford, which is described beginning on page 7 of this proxy statement.

     "EBP" means the Company's Excess Benefit Plan, which is described beginning on page 18 of this proxy statement.

     "EDP" means the Company's Equity Deferral Plan, which is described beginning on page 12 of this proxy statement.

     "Ford" means Ford Motor Company.

     "Ford Common Stock" means Ford's common stock, par value $1.00 per share.

     "Ford FSG" means Ford FSG, Inc., a wholly owned indirect subsidiary of Ford.

     "Ford Holdings" means Ford Holdings, Inc., an indirect wholly owned subsidiary of Ford.

     "ICP" or "Incentive Compensation Plan" means the Company's Incentive Compensation Plan, formerly called the Long-Term Equity Compensation Plan, which is described beginning on page 11 of this proxy statement.

     "IPO" means the initial public offering of the Class A Common Stock, which occurred in May 1996.

     "ISOs" means incentive stock options, which may be awarded under the ICP.

     "LTPP" means the Company's Long-Term Performance Plan, which is described beginning on page 11 of this proxy statement.

     "Named Executive Officers" means the Chief Executive Officer and the four other most highly compensated executive officers of the Company as of December 31, 1996.

     "NQSOs" means nonqualified stock options, which may be awarded under the ICP.

     "NYSE" means the New York Stock Exchange.

     "Pension Plan" means the Company's Pension Plan, which is described beginning on page 18 of this proxy statement.

     "PSARs" means phantom stock appreciation rights.

     "PSAR Plan" means the Company's Phantom Stock Appreciation Right Plan, which is described beginning on page 12 of this proxy statement.

     "Record Date" means March 31, 1997, the date established by the Board of Directors for determining the stockholders of the Company entitled to vote at the Annual Meeting.

     "SARs" means stock appreciation rights, which may be awarded under the ICP.

     "SEC" means the United States Securities and Exchange Commission.

     "SRIP" means the Company's Supplemental Retirement Income Plan, which is described beginning on page 18 of this proxy statement.

     "Stock Option" means the option to purchase capital stock of the Company granted to Ford pursuant to the Corporate Agreement.

     "Tax-Sharing Agreement" means the tax-sharing agreement between the Company and Ford, which is described beginning on page 8 of this proxy statement.

     "Voting Stock" means the Class A Common Stock and the Class B Common Stock.

                      ASSOCIATES FIRST CAPITAL CORPORATION

                                PROXY STATEMENT

     The Board of Directors is soliciting proxies to be used at your Annual Meeting, which will be held in the Monet Ballroom of the Wyndham Anatole Hotel, 2201 Stemmons Freeway, Dallas, Texas, at 10:00 a.m., Central Daylight Savings Time, on Thursday, May 29, 1997. This proxy statement, the enclosed form of proxy and the Annual Report are being mailed to you beginning April 25, 1997. The Annual Report does not constitute a part of the proxy solicitation materials. Our mailing address is P.O. Box 660237, Dallas, Texas 75266-0237.

     Holders of record of Class A Common Stock and holders of record of Class B Common Stock on March 31, 1997, may vote at the Annual Meeting. On the Record Date, 90,748,299 shares of Class A Common Stock and 255,881,180 shares of Class B Common Stock were outstanding and entitled to vote at the Annual Meeting. No other voting securities of the Company were outstanding. Each stockholder is entitled to one vote for each share of Class A Common Stock and five votes for each share of Class B Common Stock held on the Record Date. Holders of Class A Common Stock and Class B Common Stock vote together without regard to class on the matters that will come before the Annual Meeting.

     If you return your executed proxy in time to permit its review and count, your shares will be voted as you direct. You can specify whether or not shares represented by the proxy are to be voted for the election of all nominees for director or are to be withheld from some or all of them. You also can specify approval, disapproval or abstention as to each of two additional items that will be presented at the Annual Meeting by management. Each additional item is included and commented on in this proxy statement.

     IF YOUR PROXY CARD DOES NOT SPECIFY HOW YOU WANT TO VOTE YOUR SHARES, THEY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR, AS SET FORTH UNDER "ELECTION OF DIRECTORS" BELOW, AND "FOR" ITEM 2 AND ITEM 3.

     You may revoke your proxy at any time before it is exercised by written notice to the Secretary, by timely submission of a properly executed later-dated proxy or by voting in person at the Annual Meeting.

     The election of directors requires a plurality of the votes that could be cast by stockholders who are present in person or represented by proxy at the Annual Meeting. The approval of each of Items 2 and 3 requires a majority of the votes that could be cast on such Item by stockholders who are present in person or represented by proxy at the Annual Meeting.

     The total number of votes that could be cast at the Annual Meeting is the sum of votes cast and abstentions. Abstentions are counted as "shares present" at the Annual Meeting for purposes of determining the presence of a quorum and have the effect of a vote "against" any matter as to which they are specified. Proxies submitted by brokers that do not indicate a vote for any or all of the Items (so-called "broker nonvotes") are not considered "shares present" and will not affect the outcome of the vote.

     We do not know of any other matter to be presented at the Annual Meeting. Under the Company's By-Laws, no business other than that stated in the notice of Annual Meeting may be transacted at the Annual Meeting. If any other matter is presented at the Annual Meeting on which a vote properly may be taken, the shares represented by proxies in the accompanying form will be voted in accordance with the judgment of the person or persons voting those shares.

                                    ITEM 1.

                             ELECTION OF DIRECTORS

     Six directors will be elected at the Annual Meeting. Each director will serve until the next annual meeting of the stockholders or until he or she is succeeded by another qualified director who has been elected.

     We will vote your shares for the election of all the nominees named below, unless you give a different direction on the proxy form. If unforeseen circumstances (for example, death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, your shares will be voted for that other person.

     Each of the nominees is now a member of the Board of Directors. More information on the nominees is provided below. This information has been given to the Company by the nominees.

     The Board of Directors met two times after August 1, 1996, the date the four non-officer directors of the Company were elected to the Board of Directors. On May 8, 1996, the Class A Common Stock became publicly traded on the NYSE. Prior to that date, the Company was a wholly owned indirect subsidiary of Ford, and the Board of Directors regularly took action by unanimous consent.

NOMINEES

KEITH W. HUGHES

  Age:                       50

  Director Since:            November 1988

  Principal Occupation:      Chairman of the Board and Chief Executive Officer
                               of the Company

  Business Experience:       Mr. Hughes has served as Chairman of the Board and
                               Chief Executive Officer of the Company since
                               February 1995. He served as President of the Company from August 1991 until February 1995.

  Other Directorships:       Mr. Hughes is also a director of American Eagle
                               Group, Inc. and VISA USA, Inc.

J. CARTER BACOT

  Age:                       64

  Director Since:            August 1996

  Principal Occupation:      Chairman and Chief Executive Officer of The Bank of
                               New York

  Business Experience:       Mr. Bacot has served as Chairman and Chief
                               Executive Officer of The Bank of New York since January 1982.

  Other Directorships:       Mr. Bacot is also a director of the Federal Reserve
                               Bank of New York, Phoenix Home Life Mutual
                               Insurance Co., Centennial Insurance Co., Atlantic Mutual Insurance Co., Time Warner, Inc. and Woolworth Corporation.

JOHN M. DEVINE

  Age:                       52

  Director Since:            August 1996

  Principal Occupation:      Executive Vice President and Chief Financial
                               Officer of Ford

  Business Experience:       Mr. Devine has served as an Executive Vice
                               President of Ford since November 1996 and as its Chief Financial Officer since October 1994. He served as Chairman and Chief Executive Officer of First Nationwide Bank from April 1991 until May 1994 and as a Vice President of Ford from June 1994 until September 1994.

  Other Directorships:       Mr. Devine is also a director of The Hertz
                               Corporation.

HAROLD D. MARSHALL

  Age:                       61

  Director Since:            November 1988

  Principal Occupation:      President and Chief Operating Officer of the
                               Company

  Business Experience:       Mr. Marshall has served as President and Chief
                               Operating Officer of the Company since May 1996. He served as Vice Chairman of the Company from November 1988 until May 1996.

  Other Directorships:       Mr. Marshall is also a director and Vice Chairman
                               of the American Trucking Association Foundation, Inc.

H. JAMES TOFFEY, JR.

  Age:                       66

  Director Since:            August 1996

  Principal Occupation:      Retired Managing Director of First Boston, Inc.

  Business Experience:       Mr. Toffey served as Managing Director of First
                               Boston, Inc. from 1978 until his retirement in 1986, and was a director of First Boston, Inc. from 1984 until 1988.

KENNETH WHIPPLE

  Age:                       62

  Director Since:            August 1996

  Principal Occupation:      Executive Vice President of Ford, President of Ford
                               Financial Services Group and Chairman and Chief Executive Officer of Ford Motor Credit Company

  Business Experience:       Mr. Whipple has served as an Executive Vice
                               President of Ford and President of Ford Financial Services Group since March 1988. He has served as Chairman and Chief Executive Officer of Ford Motor Credit Company since March 1997.

  Other Directorships:       Mr. Whipple is also a director of CMS Energy
                               Corporation.

COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE

  Number of Members:         2

  Members:                   J. Carter Bacot (Chairman)
                             H. James Toffey, Jr.

  Number of Meetings in
1996:                        2

  Functions:                 Selects independent public accountants to audit the
                               books of account and other records of the Company, subject to ratification by stockholders; consults with such accountants and reviews and approves the scope of their audit; reviews internal controls, accounting practices, financial structure and financial reporting; and reports to the Board of Directors as appropriate regarding these consultations and reviews.

COMPENSATION COMMITTEE

  Number of Members:         2

  Members:                   H. James Toffey, Jr. (Chairman)
                             J. Carter Bacot

  Number of Meetings in
1996:                        2

  Functions:                 Considers and approves salaries, bonuses and
                               stock-based compensation for the Company's executive officers; administers and makes awards under the Incentive Compensation Plan; considers and makes recommendations on the Company's bonus, long-term incentive, deferred compensation and retirement programs.

NOMINATING COMMITTEE

  Number of Members:         5

  Members:                   Keith W. Hughes (Chairman)
                             J. Carter Bacot
                             John M. Devine
                             H. James Toffey, Jr.
                             Kenneth Whipple

  Number of Meetings in
1996:                        None

  Functions:                 Makes recommendations on the management
                               organization of the Company, nominations for elections of directors and officers of the Company, the size and composition of the Board of Directors and the appointments of other employees of the Company; considers stockholder suggestions for nominees for director other than self-nomination suggestions. Suggestions for consideration by the Nominating Committee may be submitted to the Secretary of the Company, P.O. Box 660237, Dallas, Texas 75266-0237. The
                               Nominating Committee will consider suggestions received by the Secretary of the Company before December 31 at a regular meeting of the Nominating Committee during the following year and before proxy materials are mailed to stockholders.

                               SECURITY OWNERSHIP

SECURITY OWNERSHIP OF MANAGEMENT

     The table below shows, as of December 31, 1996, the number of shares of Class A Common Stock and Ford Common Stock owned by each director, nominee and Named Executive Officer, and by the directors and executive officers of the Company as a group. No director, nominee or Named Executive Officer beneficially owned 1% or more of the total outstanding Class A Common Stock or Ford Common Stock. As a group, the directors and executive officers (including the Named Executive Officers) beneficially owned less than 1% of the total outstanding Class A Common Stock and less than 1% of the total outstanding Ford Common Stock.

                                                        AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                                 --------------------------------------------------------
                                                    CLASS A COMMON STOCK          FORD COMMON STOCK(1)
                                                 --------------------------    --------------------------
                    NAME OF                      UNRESTRICTED    RESTRICTED    UNRESTRICTED    RESTRICTED
               BENEFICIAL OWNER                     SHARES       SHARES(2)        SHARES       SHARES(3)
               ----------------                  ------------    ----------    ------------    ----------
Keith W. Hughes................................      7,560(4)      51,730          3,598(5)           0
J. Carter Bacot................................      1,000              0              0              0
John M. Devine.................................      1,000              0         14,104(6)           0
Harold D. Marshall.............................      6,900(7)      17,250              0              0
H. James Toffey, Jr............................      3,000              0         15,000              0
Kenneth Whipple................................     15,000              0         58,036(8)     202,905
Joseph M. McQuillan............................     12,500(9)      17,250              0              0
Lawrence J. Pelka..............................      5,000(10)      6,130          1,000              0
Thomas R. Slone................................      1,000(11)      6,130              0              0
All directors and executive officers as a group
  (17 persons).................................     71,900(12)    135,350         93,688        202,905

---------------

 (1) The following individuals have currently exercisable options to acquire shares of Ford Common Stock through the exercise of options awarded under Ford's 1990 Long-Term Incentive Plan as follows: Mr. Hughes -- 7,500 shares; Mr. Devine -- 96,250 shares; Mr. Marshall -- 5,000 shares; Mr. McQuillan -- 5,000 shares; and Mr. Whipple -- 331,000 shares.

 (2) Awarded under the ICP and subject to restrictions as described in the Report from the Compensation Committee Regarding Executive Compensation beginning on page 10 of this proxy statement.

 (3) Includes shares awarded under Ford's 1990 Long-Term Incentive Plan and shares contingently credited under Ford's Supplemental Compensation Plan.

 (4) Includes units in the Associates Stock Fund credited to Mr. Hughes under the 401(k) Plan, representing approximately 2,560 shares of Class A Common Stock. The Security Ownership of Management table does not include deferred compensation units acquired under the EDP, which track the performance of 29,990.545 shares of Class A Common Stock. The Security Ownership of Management table also does not include Mr. Hughes' options to acquire 249,900 shares of Class A Common Stock pursuant to the ICP. None of such options under the ICP has vested as of the date of this proxy statement.

 (5) Includes units in the Ford Stock Fund credited to Mr. Hughes under the 401(k) Plan, representing approximately 3,598 shares of Ford Common Stock.

 (6) Includes units in the Ford Stock Fund credited to Mr. Devine under Ford's Savings and Stock Investment Plan, representing approximately 11,854 shares of Ford Common Stock.

 (7) The Security Ownership of Management table does not include deferred compensation units acquired under the EDP, which track the performance of 11,139.346 shares of Class A Common Stock. The Security Ownership of Management table also does not include Mr. Marshall's options to acquire 86,180 shares of Class A Common Stock pursuant to the ICP. None of such options under the ICP has vested as of the date of this proxy statement.

 (8) Includes units in the Ford Stock Fund credited to Mr. Whipple under Ford's Savings and Stock Investment Plan, representing approximately 1,217 shares of Ford Common Stock.

 (9) The Security Ownership of Management table does not include deferred compensation units acquired under the EDP, which track the performance of 11,349.279 shares of Class A Common Stock. The Security Ownership of Management table also does not include Mr. McQuillan's options to acquire 86,180 shares of Class A Common Stock pursuant to the ICP. None of such options under the ICP has vested as of the date of this proxy statement.

(10) The Security Ownership of Management table does not include deferred compensation units acquired under the EDP, which track the performance of 5,055.549 shares of Class A Common Stock. The Security Ownership of Management table also does not include Mr. Pelka's options to acquire 31,900 shares of Class A Common Stock pursuant to the ICP. None of such options under the ICP has vested as of the date of this proxy statement.

(11) The Security Ownership of Management table does not include deferred compensation units acquired under the EDP, which track the performance of 6,426.545 shares of Class A Common Stock. The Security Ownership of Management table also does not include Mr. Slone's options to acquire 31,900 shares of Class A Common Stock pursuant to the ICP. None of such options under the ICP has vested as of the date of this proxy statement.

(12) The Security Ownership of Management Table does not include deferred compensation units acquired under various of the Company's nonqualified deferred compensation plans, which track the performance of an aggregate of approximately 98,145 shares of Class A Common Stock. The Security Ownership of Management Table does not include options to purchase an aggregate of approximately 687,460 shares of Class A Common Stock held by the directors and executive officers pursuant to the ICP. None of such options under the ICP has vested as of the date of this proxy statement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on the Company's records and other information, the Company believes that all SEC filing requirements applicable to its directors and officers for 1996 and prior fiscal years were complied with.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The table below shows, as of December 31, 1996, the name and address of each person known to the Company that beneficially owns in excess of 5% of any class of Voting Stock.

                                                                           AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                                                           -----------------------------------------
                                                                                                SHARED
                                                                           SOLE VOTING AND    VOTING AND
                                                     NAME AND ADDRESS        INVESTMENT       INVESTMENT    PERCENT
             TITLE OF CLASS OF STOCK                OF BENEFICIAL OWNER         POWER           POWER       OF CLASS
             -----------------------                -------------------    ---------------    ----------    --------
Class A Common Stock..............................  Ford Motor Company       23,603,669               0       26%(1)
                                                    The American Road
                                                    Dearborn, Michigan
                                                    48121-1899
Class A Common Stock..............................  Janus Capital                     0       9,265,990(2)  10.2%(2)
                                                    Corporation
                                                    100 Fillmore Street
                                                    Denver, Colorado
                                                    80206-4923
Class A Common Stock..............................  Thomas H. Bailey                  0       9,265,990(2)  10.2%(2)
                                                    100 Fillmore Street
                                                    Denver, Colorado
                                                    80206-4923
Class A Common Stock..............................  Janus Fund                        0       9,265,990(2)  10.2%(2)
                                                    100 Fillmore Street
                                                    Denver, Colorado
                                                    80206-4923
Class B Common Stock..............................  Ford Motor Company      255,881,180               0      100%(1)
                                                    The American Road
                                                    Dearborn, Michigan
                                                    48121-1899

---------------

(1) The Class A Common Stock and Class B Common Stock will be voted as a single class at the Annual Meeting for purposes of the Items set forth in this proxy statement. Because the holder of the Class B Common Stock is entitled to five votes per share, Ford holds 95.1% of the aggregate voting power of the Class A Common Stock and Class B Common Stock.

(2) Based on Schedule 13G, dated January 9, 1997, filed with the SEC, which indicates that (a) Janus Capital Corporation is a registered investment adviser that furnishes investment advice to several investment companies registered under Section 8 of the Investment Company Act of 1940 and other individual and institutional clients, including Janus Fund, and, as a result of Janus Capital Corporation's role as investment adviser to those clients, it may be deemed to be the beneficial owner of 9,265,990 shares of Class A Common Stock, (b) Janus Fund has shared voting and dispositive power over 4,697,275 shares of Class A Common Stock and that, because Janus Fund is a client of and receives investment advice from Janus Capital Corporation, it may be deemed to be the beneficial owner of 9,265,990 shares of Class A Common Stock and (c) Thomas H. Bailey is a stockholder and serves as president and chairman of the board of Janus Capital Corporation and that, as a result of his stock ownership and positions, he may be deemed to be the beneficial owner of 9,265,990 shares of Class A Common Stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RELATIONSHIP WITH FORD

     As of the date of this proxy statement, Ford beneficially owned 26% of the outstanding Class A Common Stock and 100% of the outstanding Class B Common Stock (which Class B Common Stock is entitled to five votes per share on any matter submitted to a vote of the Company's stockholders). The Voting Stock beneficially owned by Ford represented in the aggregate 95.1% of the combined voting power of all of the outstanding Voting Stock. For as long as Ford continues to beneficially own shares of Voting Stock representing more than 50% of the combined voting power of the Voting Stock, Ford will be able to direct the election of all of the members of the Board of Directors and exercise a controlling influence over the business and affairs of the Company, including any determinations with respect to mergers or other business combinations involving the Company, the acquisition or disposition of assets by the Company, the incurrence of indebtedness by the Company, the issuance of any additional Voting Stock or other equity securities, and the payment of dividends with respect to Voting Stock. Similarly, Ford will have the power to determine matters submitted to a vote of the Company's stockholders without the consent of the Company's other stockholders, will have the power to prevent a change in control of the Company and could take other actions that might be favorable to Ford.

     In addition, by virtue of its controlling beneficial ownership and the terms of a tax-sharing agreement between the Company and Ford, Ford effectively controls all of the Company's tax decisions, and conflicts of interest regarding tax matters between the Company and Ford may arise.

     Certain agreements, relationships and transactions between the Company and Ford are described below.

  CORPORATE AGREEMENT

     The Company and Ford have entered into a Corporate Agreement under which the Company granted to Ford a continuing Stock Option, assignable to any of its subsidiaries, to purchase, under certain circumstances, additional shares of Class B Common Stock or shares of nonvoting capital stock of the Company. The Stock Option may be exercised simultaneously with the issuance of any equity security of the Company, with respect to Class B Common Stock, only to the extent necessary to maintain its then-existing percentage of the total voting power and value of the Company and, with respect to shares of nonvoting capital stock, to the extent necessary to own 80% of each outstanding class of such stock. The purchase price of the shares of Class B Common Stock purchased upon any exercise of the Stock Option, subject to certain exceptions, will be based on the market price of the Class A Common Stock, and the purchase price of nonvoting capital stock will be the price at which such stock may be purchased by third parties. The Stock Option expires in the event that Ford reduces its beneficial ownership of Voting Stock in the Company to less than 45% of the outstanding shares of Voting Stock.

     The Corporate Agreement further provides that, upon the request of Ford, the Company will use its best efforts to effect the registration under applicable federal and state securities laws of any of the shares of Voting Stock and nonvoting capital stock (and any other securities issued in respect of or in exchange for either) beneficially owned by Ford for sale in accordance with Ford's intended method of disposition of the shares, and will take any other actions that are necessary to permit the sale of the shares in other jurisdictions, subject to certain specified limitations. Ford also has the right, which, subject to certain limitations, it may exercise at any time and from time to time, to include the shares of Voting Stock and nonvoting capital stock (and any other securities issued in respect of or in exchange for either) beneficially owned by it in certain other registrations of common equity securities of the Company initiated by the Company on its own behalf or on behalf of its other stockholders. The Company has agreed to pay all out-of-pocket costs and expenses in connection with each such registration that Ford requests or in which Ford participates. Subject to certain limitations specified in the Corporate Agreement, these registration rights are assignable by Ford and its assigns. The Corporate Agreement contains indemnification and contribution provisions: (i) by Ford and its permitted assigns for the benefit of the Company and related persons; and (ii) by the Company for the benefit of Ford and the other persons entitled to effect registrations of Voting Stock (and other securities) pursuant to its terms and related persons.

     The Corporate Agreement also provides that for so long as Ford maintains beneficial ownership of a majority of the outstanding shares of Voting Stock, the Company may not take any action or enter into any commitment or agreement which may reasonably be anticipated to result, with or without notice and with or without lapse of time, or otherwise, in a contravention (or an event of default) by Ford of: (i) any provision of applicable law or regulation, including but not limited to provisions pertaining to the Code or the Employee Retirement Income Security Act of 1974, as amended; (ii) any provision of Ford's, Ford Holdings' or Ford FSG's certificates of incorporation or by-laws;
(iii) any credit agreement or other material instrument binding upon Ford, Ford Holdings or Ford FSG or any of their respective assets; or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over Ford, Ford Holdings or Ford FSG or any of their respective assets.

     The Corporate Agreement provides that the Company will enter into a similar agreement for the benefit of any transferee of the Class B Common Stock.

  TRADEMARK LICENSE AGREEMENT

     The Company and Ford are parties to a trademark license agreement pursuant to which Ford has granted to the Company a nonexclusive license that permits the Company to use Ford's name and trademark for general corporate identification purposes and in connection with the business of Ford Consumer Finance Company, Inc., an indirect subsidiary of the Company, in the United States (i.e., home equity lending and manufactured housing lending) and the Company's credit card operations. The agreement is terminable at the will of either party upon at least 180 days' prior written notice and will automatically terminate if at any time Ford ceases to own, directly or indirectly, more than 50% of the outstanding Voting Stock. Within 90 days following termination of the agreement, the Company must cease using Ford's name and trademark; provided that it will not be required to replace trademark branded credit cards except in the normal course of business on the normal expiration date of each such card, but in any event, within two years of the date of termination. The Company has agreed to pay to Ford an annual royalty for the license in an amount equal to 0.01% of the Company's total domestic assets at December 31 of each year. Such payment was approximately $3.7 million for 1996. Prior to January 1, 1996, the Company's use of Ford's name and trademark was royalty free. The royalty is subject to review by the parties every five years and may be changed by the parties based on advice from an independent appraiser as to the market value of the license.

  TAX-SHARING AGREEMENT

     The Company is included in Ford's federal consolidated income tax group, and the Company's federal income tax liability is included in the consolidated federal income tax liability of Ford and its subsidiaries. In certain circumstances, certain of the Company's subsidiaries will also be included with certain Ford subsidiaries in combined, consolidated or unitary income tax groups for state and local tax purposes. Pursuant to a Tax-Sharing Agreement between the Company and Ford, the Company and Ford make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain adjustments, is determined as though the Company were to file separate federal, state and local income tax returns (including, except as provided below, any amounts determined to be due as a result of a redetermination of the tax liability of Ford arising from an audit or otherwise) as the common parent of an affiliated group of corporations filing combined, consolidated or unitary (as applicable) federal, state and local returns rather than a consolidated subsidiary of Ford with respect to federal, state and local income taxes. With respect to certain tax items, however, such as foreign tax credits and any alternative minimum tax penalty payments, the Company's right to reimbursement is determined based on the usage of such foreign tax credits and alternative minimum tax credits by the consolidated group.

     In determining the amount of tax-sharing payments under the Tax-Sharing Agreement, Ford prepares pro forma returns with respect to federal and applicable state and local income taxes that reflect the same positions and elections used by Ford in preparing the returns for Ford's consolidated group and other applicable groups. Ford has all the rights of a parent of a consolidated group (and similar rights provided for by applicable state and local law with respect to a parent of a combined, consolidated or unitary group), is the sole and exclusive agent for the Company in any and all matters relating to the income, franchise and similar liabilities of the Company, has sole and exclusive responsibility for the preparation and filing of consolidated federal and consolidated or combined state and local income tax returns (or amended returns), and has the power, in its sole discretion, to contest or compromise any asserted tax adjustment or deficiency and to file, litigate or compromise any claim for refund on behalf of the Company. In addition, Ford has agreed to undertake to provide these services with respect to the Company's separate state and local returns and the Company's foreign returns.

     In general, the Company is included in Ford's consolidated group for federal income tax purposes for so long as Ford beneficially owns at least 80% of the total voting power and value of the outstanding Voting Stock. Each member of a consolidated group is jointly and severally liable for the federal income tax liability of each other member of the consolidated group. Accordingly, although the Tax-Sharing Agreement allocates tax liabilities between the Company and Ford, during the period in which the Company is included in Ford's consolidated group, the Company could be liable in the event that any federal tax liability is incurred, but not discharged, by any other member of Ford's consolidated group. At December 31, 1996, the Company's current income taxes payable to Ford were approximately $77.4 million.

  MANAGEMENT SERVICES AGREEMENT

     Ford has provided (and as long as Ford beneficially owns more than 50% of the outstanding Voting Stock of the Company, Ford expects to continue to provide), at the request of the Company, certain services to the Company for commercially reasonable fees. These services, which are the subject of a management services agreement between the Company and Ford, include: (i) management and other technical and professional (e.g., legal and tax) support;
(ii) accounting and bookkeeping, including assistance with policies, principles and procedures, budget and cost controls, and audit programs; (iii) pension asset management; (iv) sales, marketing and operational planning, including providing the Company with Ford customer data to facilitate cross-marketing; and
(v) insurance coverage under Ford's property and casualty insurance policies such as liability, crime, property, workers' compensation and directors' and officers' insurance. The aggregate annual payments by the Company for (i) the services provided in clauses (i) through (iv) of the preceding sentence are $3.5 million, subject to adjustment for inflation and (ii) the insurance coverage provided in clause (v) of the preceding sentence is based on the Company's proportional share of the premium costs of such coverages. Ford and the Company may each terminate the management services agreement by giving the other party at least 180 days prior written notice. In addition, if at any time Ford ceases to beneficially own more than 50% of the outstanding Voting Stock of the Company or ceases for any reason, as determined in Ford's reasonable discretion, to have effective control of the Company, then the management services agreement will terminate automatically. Following any termination of the management services agreement, the Company will remain liable for any retroactive insurance premium adjustment for the periods the Company participated in Ford's insurance programs. The Company paid approximately $6.0 million in fees for such services in 1996.

  OTHER SERVICES

     The Company also provides relocation services to Ford and, through its auto club operations, administers Ford's roadside assistance program. Ford is the Company's largest corporate client for relocation services and roadside assistance services. Revenue related to these services was $33.4 million in 1996. In addition, the Company operates a computer system that supports the term-funding operations of a Ford subsidiary.

ACQUISITION OF RECEIVABLES FROM THE BANK OF NEW YORK

     In March 1997, the Company purchased approximately $800 million in credit card receivables from The Bank of New York. See "Compensation of Directors and Executive Officers -- Compensation Committee Interlocks and Insider Participation" on page 13 of this proxy statement.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS

     Directors who do not receive compensation as officers or employees of the Company or any of its affiliates (currently, Messrs. Bacot and Toffey) are paid an annual board membership fee of $25,000, an attendance fee of $1,000 for each meeting of the Board of Directors the directors attend, and an annual membership fee of $5,000 for service on each of the Audit Committee and the Compensation Committee. The Company does not pay any additional compensation to directors who receive compensation as officers or employees of the Company or any of its affiliates.

     Under the Company's Deferred Compensation Plan for Non-Employee Directors, non-employee directors each year may make irrevocable elections to defer all or part of the following year's annual Board of Directors membership fee, attendance fees and committee membership fees. Deferred amounts are deemed invested as each director elects among available investment measures. Each director's account is adjusted at the end of each calendar quarter to reflect changes in the underlying investment measures, but no actual investments are made. Deferred amounts are held in the general funds of the Company, and each director's account is payable in cash, generally after the director's service on the Board of Directors ends. Each director has the option to receive payment of his or her account in a lump sum or in annual installments over a period of up to 15 years.

REPORT FROM THE COMPENSATION COMMITTEE REGARDING EXECUTIVE COMPENSATION

  OVERVIEW AND PHILOSOPHY

     The Company's executive compensation program provides salary and incentive and stock-based compensation to the Named Executive Officers and other executives of the Company and its subsidiaries. Since its organization in April 1996 in connection with the IPO, the Compensation Committee has reviewed the Company's overall executive compensation program, considered the Company's recommendations as to compensation for the executive officers and approved such compensation for the executive officers as furthering stockholder interests. Before the IPO, the Company's recommendations as to compensation for the executive officers were subject to review and approval by Ford.

     The Compensation Committee has prepared this report to provide an overview of the Company's executive compensation program. This report includes a discussion of the relationship of the Company's performance to executive officers' compensation and the factors and criteria considered in determining the Chief Executive Officer's compensation for 1996. No current member of the Compensation Committee is a former or current officer or employee of the Company or any of its affiliates. The current members of the Compensation Committee were elected effective August 1, 1996.

     The Compensation Committee has adopted an executive compensation program designed to attract, retain and reward exceptional executives by compensating superior performance in a manner highly competitive with that of other well-managed organizations in the financial services industry and in general industry. The executive compensation program is designed also to link executives' interests with stockholders' interests by emphasizing equity-based and other incentive compensation. In evaluating the Company's executive compensation program, the Compensation Committee has considered a report, prepared by an independent compensation consulting firm, summarizing the key features of the program. The Compensation Committee has also considered discussion by senior members of Company and Ford management regarding the Company's executive compensation program, particularly with respect to the Chief Executive Officer's compensation as compared to his peers' compensation.

     The Company's executive compensation program has been developed with input from the consulting firm, including a report prepared by the consulting firm in 1995 that compared the Company's executive compensation to the compensation paid to corresponding officers of 21 diversified financial services organizations within the Company's industry. Organizations selected by the consulting firm were money center and large regional banks and nationally diversified financial institutions with assets comparable in amount to those managed by the Company, which include some, but not all, of the organizations used in developing the

Company's performance graph shown in the "Comparative Stock Performance" section on page 22 of this proxy statement. The consulting firm prepared similar reports in 1991 and 1993 to aid the Company in determining appropriate executive compensation levels.

  INCENTIVE COMPENSATION

     The Company's executive compensation program emphasizes performance, both by the individual and by the Company. Although each executive receives a salary competitive within the industry, the amount of each executive's compensation in any year depends significantly upon awards of incentive compensation. The Company pays annual and long-term incentive compensation awards from incentive pools, the size of which depend on whether and the degree to which the Company's profits meet or exceed target levels established in advance for each fiscal year. The amount of each executive's incentive compensation award relative to other executives' awards depends largely on each executive's individual performance for the year. The Company's incentive compensation plans are as follows:

     Corporate Annual Performance Plan. The CAPP rewards performance by executives, including each Named Executive Officer, by payment of annual cash bonuses. At the beginning of each fiscal year, the Company sets target profit levels for the year. If the Company's performance for the year meets or exceeds those targets, the Company funds an incentive pool for the CAPP. The size of that incentive pool is determined by a formula that takes into account the degree to which the Company met or exceeded its goals, subject to a maximum profit level imposed under the plan. Once the size of the pool is determined by formula, the Company evaluates the performance during the year of each executive eligible for a CAPP award. The Compensation Committee reviews and approves CAPP bonuses for executive officers of the Company, taking into account the Company's and individual's performance during the fiscal year.

     Long-Term Performance Plan. The LTPP also rewards performance by certain executives of the Company, including each Named Executive Officer, by payment of annual cash bonuses. Annual target profit levels for the LTPP are the same as for the CAPP, but a higher maximum profit level may be considered under the LTPP. The Company funds the LTPP incentive pool based on the Company's performance over a four-year period, instead of only one year as under the CAPP. To fund the LTPP incentive pool, the Company applies a formula that takes into account the Company's overall success in meeting or exceeding the LTPP target levels over the four-year performance period. As with the CAPP, once the size of the LTPP pool is determined by formula, the Company evaluates the performance of each executive eligible for an LTPP award. The Compensation Committee reviews and approves LTPP bonuses for executive officers of the Company, taking into account the Company's and individual's performance during the applicable performance period.

  EQUITY-BASED COMPENSATION

     The Company further links executives' interests with stockholders' interests by emphasizing equity-based compensation. All executives are eligible for stock option awards each year, and certain key executives, including the Named Executive Officers, have received awards of restricted stock. In addition, the Company has implemented stock ownership guidelines for executives. The Company has added under the 401(k) Plan an investment option that invests principally in Class A Common Stock. Finally, the Company has added Class A Common Stock as a deemed investment measure under all of the Company's nonqualified deferred compensation plans. The Company's equity-based compensation programs are summarized as follows:

     Incentive Compensation Plan. The ICP provides for awards of ISOs, NQSOs, performance shares, restricted stock and SARs, all based on shares of Class A Common Stock. (The ICP also permits awards of performance units, which are not necessarily based on shares of Class A Common Stock. No awards of performance units have been made.) While the amount of an award under the ICP reflects and rewards an individual's performance with the Company, the equity-based nature of most such awards makes their long-term value dependent upon the performance of the Class A Common Stock. The Compensation Committee administers the ICP and has discretion as to the recipients, type, amount, terms and conditions of such awards, subject to the terms of the ICP. Awards may be made to any of the Company's salaried employees or officers, including the Named Executive Officers and other executive officers, and reflect each individual's ongoing performance. During 1996, the Compensation Committee awarded restricted Class A Common Stock to 19 key executives, including the Named Executive Officers, and NQSOs to purchase Class A Common Stock to a broader group of approximately 750 officers and salaried employees of the Company and its subsidiaries. Restrictions on transferability of the restricted stock lapse after five years; the NQSOs vest over periods from three to five years, depending on the terms of each award.

     Stock Ownership Guidelines. To encourage and further emphasize integrating executives' interests with those of the Company's stockholders, the Compensation Committee has approved Class A Common Stock ownership guidelines for the Named Executive Officers and certain other executives of the Company. The Chief Executive Officer is required to meet minimum ownership levels of Class A Common Stock with an estimated market value at least equal to three times the Chief Executive Officer's annual base salary. The President and Vice Chairman are required to meet value guidelines equal to two times annual base salary. The other Named Executive Officers are required to meet value guidelines equal to annual base salary. In addition to Class A Common Stock purchased directly by executives in the open market or obtained through exercises of ISOs, NQSOs or SARs or by awards of restricted stock under the ICP, executives may satisfy the value guidelines through investments in Class A Common Stock under the 401(k) Plan and deemed investments in Class A Common Stock under the Company's nonqualified deferred compensation plans.

     Equity Deferral Plan. Before the IPO, the Company traditionally sought to link executives' compensation with the Company's long-term performance through awards of PSARs under the PSAR Plan. In preparation for the IPO, the Company terminated the PSAR Plan effective December 31, 1995, and cashed out all employees' interests. To preserve and emphasize the connection between certain key executives' compensation and the Company's long-term performance, the Company required the Named Executive Officers and 15 other executives to defer under the EDP for a minimum of five years (assuming continued employment) certain amounts otherwise payable to them upon termination of the PSAR Plan. Deferred amounts are deemed invested in Class A Common Stock although no actual investment is made, and the value of each executive's interest in the EDP is adjusted to reflect the performance of Class A Common Stock over the deferral period. In general, the deferred amounts, as adjusted, will be distributed in cash on the fifth anniversary of the IPO or upon termination of employment, if earlier.

     Elective Deferred Compensation Programs. Executives, including the Named Executive Officers, may elect to defer payment of current cash compensation (i.e., base salary, CAPP awards and LTPP awards, as applicable) through nonqualified deferred compensation plans sponsored by the Company. Deferred amounts are deemed invested as the executives elect among available investment measures, but no actual investments are made. Among the available investment measures is a deemed investment in Class A Common Stock, with the value of the deferred amount adjusted to reflect the performance of Class A Common Stock. Executives, as well as all employees of the Company, may also elect to defer compensation under the 401(k) Plan, under which the Company has added as an investment option the Associates Stock Fund, which invests principally in Class A Common Stock.

  CHIEF EXECUTIVE OFFICER COMPENSATION

     The Company recommended, subject to approval by Ford, a salary for Mr. Hughes for 1996 that took into account (a) the consulting firm's most recent report of competitive compensation levels for chief executive officers of comparable companies, (b) Mr. Hughes' substantial experience and his performance in prior positions with the Company, (c) the then-impending IPO, and (d) the extent to which the Company emphasizes performance-oriented compensation through incentive and equity-based plans. The Company believes that Mr. Hughes' 1996 base salary was moderately below the median of competitive data and was appropriately established, considering the CAPP, the LTPP and the ICP, to support a competitive, performance-based total compensation package.

     After considering the Company's growth and profit performance for 1996 and for the four-year performance period of the LTPP, the Compensation Committee considered and approved Mr. Hughes' 1996 CAPP and LTPP awards and awards made in 1996 to Mr. Hughes of NQSOs and restricted stock. The

Compensation Committee also considered Mr. Hughes' individual performance in providing strategic direction for the Company and in successfully completing the IPO in 1996. The Compensation Committee believes that Mr. Hughes' 1996 total annual compensation is competitive and appropriate, based on discussion regarding compensation of peer executives and the philosophy underlying the Company's executive compensation program.

     The value of Mr. Hughes' restricted stock and NQSO awards made under the ICP depends on the long-term performance of Class A Common Stock. See
"-- Equity-Based Compensation -- Incentive Compensation Plan" on page 11 of this proxy statement. The value of CAPP and LTPP awards may also depend on the long-term performance of Class A Common Stock to the extent that Mr. Hughes defers any or all of the awards and elects a deemed investment of the deferred amount in Class A Common Stock. See "-- Equity-Based Compensation -- Elective Deferred Compensation Programs" on page 12 of this proxy statement.

  TAX DEDUCTIBILITY

     The Code limits the extent to which compensation paid to Named Executive Officers of publicly traded companies may be deducted by the companies. Certain types of compensation may be exempted from the deduction limit if they qualify as "performance-based compensation" as defined in the Code and the underlying regulations. The Company believes that the ICP meets all of the current tests required for compensation attributable to NQSOs awarded under the ICP to be deductible to the Company for federal income tax purposes. The Company is proposing expanding the ICP to include CAPP awards and making certain adjustments to the CAPP award process to allow CAPP awards to qualify as "performance-based compensation." See Item 2 on page 22 of this proxy statement. The Company has reserved the right with respect to other executive compensation to use good independent judgment, on a case by case basis, to attract and retain qualified executives to manage the Company and to reward its employees for service while taking into consideration the financial effects such action may have on the Company.

                                            Compensation Committee
                                            H. JAMES TOFFEY, JR. (Chairman)
                                            J. CARTER BACOT

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In March 1997, the Company purchased approximately $800 million in credit card receivables from The Bank of New York. J. Carter Bacot, a director and member of the Compensation Committee, is Chairman and Chief Executive Officer of The Bank of New York. Mr. Bacot will not receive any individual remuneration or other benefit from the Company as a result of this transaction. The Bank of New York and the Company are not otherwise affiliated.

                      EXECUTIVE OFFICERS AND COMPENSATION

EXECUTIVE OFFICERS

     The following table shows certain information concerning the executive officers of the Company as of February 1, 1997:

                                           PRESENT PRINCIPAL OCCUPATION OR EMPLOYMENT
           NAME             AGE                 AND FIVE-YEAR EMPLOYMENT HISTORY
           ----             ---            ------------------------------------------
Keith W. Hughes...........  50    Chairman of the Board and Chief Executive Officer since
                                    February 1995 and a Director since August 1991; President
                                    from August 1991 until February 1995
Harold D. Marshall........  61    President and Chief Operating Officer since May 1996 and a
                                  Director since November 1988; Vice Chairman of the Board
                                    from November 1988 until May 1996
Joseph M. McQuillan(1)....  65    Vice Chairman of the Board and a Director since August 1991
Walter B. Copeland........  43    President of Associates Information Services, Inc. since
                                  November 1994; Executive Vice President and Controller of
                                    Associates Financial Services Company, Inc. from August
                                    1989 until November 1994
Roy A. Guthrie............  43    Chief Financial Officer since March 1996; Executive Vice
                                  President since June 1995; a Director from June 1995 until
                                    July 1996; Senior Vice President, Comptroller and Chief
                                    Accounting Officer from December 1991 until June 1995
Wilfred Y. Horie..........  51    Executive Vice President -- International Operations since
                                  May 1996; Representative Director and President of AIC
                                    Corporation from April 1980 until July 1996
Chester D. Longenecker....  50    Executive Vice President and General Counsel since June 1986
Lawrence J. Pelka.........  54    Executive Vice President -- Commercial Operations since May
                                  1996; Executive Vice President of Associates Commercial
                                    Corporation since October 1981
Joseph N. Scarpinato......  52    Executive Vice President -- Credit Card Operations since May
                                  1996; President of Associates Credit Card Services, Inc.
                                    since October 1991
Thomas W. Sisson..........  47    Executive Vice President -- Strategic Planning since January
                                  1997; Regional President of Citibank -- Illinois from 1995 until 1996; Regional Business Manager of
                                    Citibank -- Illinois for Greece, Italy and Hungary in
                                    1974; Citibank -- Illinois Country Business Manager for
                                    Greece from 1989 until 1994
Thomas R. Slone...........  54    Executive Vice President -- Consumer Branch Operations since
                                    May 1996; Executive Vice President -- Continental Branch
                                    Operations of Associates Financial Services Company, Inc.
                                    since 1986
Fredrick H. Stern.........  44    Senior Vice President since February 1995; Senior Vice
                                  President of Associates Corporation of North America (A
                                    Texas Corporation) since February 1987
James B. Watts............  61    Executive Vice President since May 1990

---------------

(1) Mr. McQuillan retired March 31, 1997.

SUMMARY COMPENSATION TABLE

     The following table shows the compensation for the Company's last three fiscal years received by the Company's Chairman and Chief Executive Officer and by the four other most highly compensated executive officers who were serving as executive officers as of December 31, 1996.

                           SUMMARY COMPENSATION TABLE

                                      ANNUAL COMPENSATION                   LONG-TERM COMPENSATION
                                --------------------------------   -----------------------------------------
                                                                           AWARDS                PAYOUTS
                                                                   -----------------------    --------------
                                                                   RESTRICTED   SECURITIES      LONG-TERM
       NAME AND                  BASE               OTHER ANNUAL     STOCK      UNDERLYING    INCENTIVE PLAN     ALL OTHER
  PRINCIPAL POSITION     YEAR   SALARY     BONUS    COMPENSATION     AWARDS      OPTIONS         PAYOUTS        COMPENSATION
  ------------------     ----   -------   -------   ------------   ----------   ----------    --------------    ------------
                                  ($)       ($)        ($)(2)        ($)(3)       ($)(4)          ($)(7)          ($)(13)
Keith W. Hughes(1).....  1996   485,000   750,000     125,316      1,500,170     249,900(5)     3,154,022(8)      503,137(14)
  Chairman and Chief     1995   431,667   700,000      17,176              0           0        1,088,050(8)       30,675(14)
  Executive Officer
Harold D. Marshall.....  1996   406,917   420,000      27,739        500,250      86,180(5)     1,222,377(9)      202,327(15)
  President              1995   342,750   350,000      13,919              0           0          458,000(9)      101,364(15)
                         1994   325,900   330,000      15,138              0      10,000(6)     1,114,828(9)       24,648(15)
Joseph M. McQuillan....  1996   342,500   410,000      30,922        500,250      86,180(5)     3,223,026(10)     239,861(16)
  Vice Chairman          1995   315,250   410,000      16,820              0           0          438,000(10)      73,425(16)
                         1994   296,625   385,000      14,665              0      10,000(6)       365,000(10)      64,509(16)
Lawrence J. Pelka......  1996   265,158   185,000      17,372        177,770      31,900(5)       474,001(11)      96,002(17)
  Executive Vice         1995   230,450   135,000       5,140              0           0          175,000(11)      25,321(17)
  President              1994   212,850   122,000       5,875              0           0          621,127(11)      17,479(17)
Thomas R. Slone........  1996   258,333   195,000      16,302        177,770      31,900(5)       589,260(12)     108,457(18)
  Executive Vice         1995   205,083   195,000       8,117              0           0          195,000(12)      88,636(18)
  President              1994   182,750   180,000       7,497              0           0          443,809(12)      12,618(18)

---------------

 (1) Mr. Hughes was elected Chairman and Chief Executive Officer on February 1, 1995. The compensation information provided for 1995 includes the period before Mr. Hughes was elected Chairman and Chief Executive Officer.

 (2) Compensation reported in the "Other Annual Compensation" column is the Company's payment to cover each Named Executive Officer's taxes with respect to the value of benefits and perquisites includable in the Named Executive Officer's taxable income for the year reported (commonly known as a "tax gross-up"). In addition, compensation reported for Mr. Hughes in 1996 includes $72,501.32, which represents the value of perquisites and other personal benefits provided by the Company to Mr. Hughes. This amount includes $39,715.31 for club membership dues and expenses. The value of any other single perquisite or personal benefit the Company provided to Mr. Hughes in 1996 did not exceed 25 percent of the aggregate value of all such perquisites and personal benefits. The Company provides similar perquisites and personal benefits to the other Named Executive Officers. The aggregate value of such perquisites and personal benefits provided to each of the other Named Executive Officers in any year reported, and to Mr. Hughes in 1995, did not exceed the lesser of $50,000 or 10 percent of such Named Executive Officer's salary and bonus reported for such year.

 (3) The compensation reported in the "Restricted Stock Awards" column is the value on the date of issuance of shares of restricted Class A Common Stock awarded under the ICP. The value at December 31, 1996, for each such Restricted Stock Award was as follows: Mr. Hughes, $2,282,586; Mr. Marshall, $761,156; Mr. McQuillan, $761,156; Mr. Pelka, $270,486; and Mr.
     Slone, $270,486. Subject to the terms of the ICP, dividends will be paid on such shares of restricted stock although risk of forfeiture exists and restrictions on transferability of such restricted stock have not yet lapsed.

 (4) Until 1996, the Company awarded PSARs under the PSAR Plan. PSARs have been classified as long-term incentive plan compensation throughout this Executive Compensation section, rather than as stock appreciation rights, because the value of the PSARs is determined by a profit-based formula rather than appreciation in the Company's stock price.

 (5) NQSOs to purchase Class A Common Stock awarded under the ICP.

 (6) Incentive stock options to purchase Ford Common Stock awarded under Ford's 1990 Long-Term Incentive Plan.

 (7) Compensation reported in the "Long-Term Incentive Plan Payouts" column is the amount awarded to each Named Executive Officer under the LTPP for the performance period ending in the year reported and, if specifically noted, the amount paid under the PSAR Plan with respect to PSARs exercised by the Named Executive Officer during the year reported or, for 1996 only, payments made following termination of the PSAR Plan effective December 31, 1995.

 (8) For Mr. Hughes, the LTPP award was $900,000 in 1996, and $700,000 in 1995. He received $3,108,722 (of which approximately $854,700 was deferred under the EDP and is adjusted to reflect the performance of 29,990.545 shares of the Class A Common Stock over the deferral period and is not included in the amount reported) in 1996 upon termination of his interest in the PSAR Plan, and $388,050 in 1995 for PSARs exercised in 1995.

 (9) For Mr. Marshall, the LTPP award was $600,000 in 1996, $458,000 in 1995, and $370,000 in 1994. He received $939,837 (of which approximately $317,460 was deferred under the EDP and is adjusted to reflect the performance of 11,139.346 shares of the Class A Common Stock over the deferral period and is not included in the amount reported) in 1996 upon termination of his interest in the PSAR Plan, and $744,828 in 1994 for PSARs exercised in 1994.

(10) For Mr. McQuillan, the LTPP award was $438,000 in 1996, $438,000 in 1995 and $365,000 in 1994. He received $3,108,469 (of which approximately $323,443 was deferred under the EDP and is adjusted to reflect the performance of 11,349.279 shares of the Class A Common Stock over the deferral period and is not included in the amount reported) in 1996 upon termination of his interest in the PSAR Plan.

(11) For Mr. Pelka, the LTPP award was $188,000 in 1996, $175,000 in 1995 and $145,000 in 1994. He received $430,079 (of which approximately $144,078 was deferred under the EDP and is adjusted to reflect the performance of 5,055.549 shares of the Class A Common Stock over the deferral period and is not included in the amount reported) in 1996 upon termination of his interest in the PSAR Plan, and $476,127 in 1994 for PSARs exercised in 1994.

(12) For Mr. Slone, the LTPP award was $242,000 in 1996, $195,000 in 1995 and $135,000 in 1994. He received $530,410 (of which approximately $183,150 was deferred under the EDP and is adjusted to reflect the performance of 6,426.545 shares of the Class A

     Common Stock over the deferral period and is not included in the amount reported) in 1996 upon termination of his interest in the PSAR Plan, and $308,809 in 1994 for PSARs exercised in 1994.

(13) Compensation reported in the "All Other Compensation" column includes (i) matching and profit-sharing contributions and values of certain credits made by the Company on behalf of each Named Executive Officer pursuant to the Company's tax-qualified and non-qualified supplemental defined contribution plans ("DCP Contributions"), (ii) above-market earnings accrued by the Company for the reported year with respect to each Named Executive Officer's elective deferrals of salary, bonus, PSAR payouts, and/or LTPP payouts ("Above-Market Earnings on Deferred Compensation") and
     (iii) amounts includable in compensation for premiums paid by the Company for additional term life insurance ("Term Insurance Compensation"). Earnings are considered to be above-market to the extent they exceed 120% of the applicable federal rate (as defined in the Code).

(14) For Mr. Hughes, DCP Contributions were (i) $30,312 for 1996 and (ii) $26,979 for 1995. Above-Market Earnings on Deferred Compensation were (i) $467,353 for 1996 and (ii) $898 for 1995. Term Insurance Compensation was
     (i) $5,472 for 1996 and (ii) $2,798 for 1995.

(15) For Mr. Marshall, DCP Contributions were (i) $25,432 for 1996, (ii) $20,940 for 1995, and (iii) $19,554 for 1994. Above-Market Earnings on Deferred Compensation were (i) $166,505 for 1996, (ii) $74,781 for 1995, and (iii) $0 for 1994. Term Insurance Compensation was (i) $10,390 for 1996, (ii) $5,643 for 1995, and (iii) $5,094 for 1994.

(16) For Mr. McQuillan, DCP Contributions were (i) $21,406 for 1996, (ii) $19,290 for 1995, and (iii) $17,798 for 1994. Above-Market Earnings on Deferred Compensation were (i) $200,563 in 1996, (ii) $44,939 for 1995, and
     (iii) $38,638 for 1994. Term Insurance Compensation was (i) $17,892 for 1996, (ii) $9,196 for 1995, and (iii) $8,073 for 1994.

(17) For Mr. Pelka, DCP Contributions were (i) $11,788 for 1996, (ii) $14,410 for 1995, and (iii) $12,771 for 1994. Above-Market Earnings on Deferred Compensation were (i) $82,112 for 1996, (ii) $9,137 for 1995, and (iii) $3,141 for 1994. Term Insurance Compensation was (i) $2,102 for 1996, (ii) $1,774 for 1995, and (iii) $1,567 for 1994.

(18) For Mr. Slone, DCP Contributions were (i) $16,146 for 1996, (ii) $12,818 for 1995, and (iii) $10,965 for 1994. Above-Market Earnings on Deferred Compensation were (i) $89,892 for 1996, (ii) $73,773 for 1995, and (iii) $0
     for 1994. Term Insurance Compensation was (i) $2,419 for 1996, (ii) $2,045 for 1995, and (iii) $1,653 for 1994.

STOCK OPTION AWARDS DURING 1996

     Stock options and other rights related to Class A Common Stock may be awarded to executives under the ICP. Stock options and other rights related to Ford Common Stock may be awarded under Ford's 1990 Long-Term Incentive Plan. The following table shows the stock options awarded under the ICP to the Named Executive Officers in 1996. No stock options were awarded to the Named Executive Officers under Ford's 1990 Long-Term Incentive Plan in 1996.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                          INDIVIDUAL GRANTS
                          --------------------------------------------------
                                        % OF TOTAL
                          NUMBER OF      OPTIONS                                  POTENTIAL REALIZABLE VALUE AT
                          SECURITIES    GRANTED TO                                ASSUMED ANNUAL RATES OF STOCK
                          UNDERLYING    EMPLOYEES     EXERCISE                  PRICE APPRECIATION FOR OPTION TERM
                           OPTIONS      IN FISCAL       BASE     EXPIRATION    ------------------------------------
          NAME            GRANTED(1)       YEAR        PRICE        DATE        0%          5%             10%
          ----            ----------   ------------   --------   -----------   -----   ------------   -------------
                             (#)                       ($/SH)
Keith W. Hughes            249,900        10.3%       $  29.00   May 7, 2006     $ 0     $4,557,622     $11,550,011
  Chairman and Chief
  Executive Officer
Harold D. Marshall          86,180         3.5%          29.00   May 7, 2006       0      1,571,746       3,983,113
  President
Joseph M. McQuillan         86,180         3.5%          29.00   May 7, 2006       0      1,571,746       3,983,113
  Vice Chairman
Lawrence J. Pelka           31,900         1.3%          29.00   May 7, 2006       0        581,790       1,474,371
  Executive Vice
  President
Thomas R. Slone             31,900         1.3%          29.00   May 7, 2006       0        581,790       1,474,371
  Executive Vice
  President

---------------

(1) Includes (a) annual stock options, one-third of which vests on each of the first, second and third anniversary of the date of grant, awarded as follows: Mr. Hughes -- 94,790; Mr. Marshall -- 34,470; Mr.
    McQuillan -- 34,470; Mr. Pelka -- 15,520; and Mr. Slone -- 15,520; and (b)
    other stock options awarded in connection with the IPO, which vest on the fifth anniversary of the date of grant, as follows: Mr. Hughes -- 155,110; Mr. Marshall -- 51,710; Mr. McQuillan -- 51,710; Mr. Pelka -- 16,380; and Mr. Slone -- 16,380. None of such options under the ICP has vested as of the date of this proxy statement.

     The following table and notes have additional information on stock options.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                        NUMBER OF             VALUE OF
                                                                       SECURITIES           UNEXERCISED
                                                                       UNDERLYING           IN-THE-MONEY
                                                                   UNEXERCISED OPTIONS       OPTIONS AT
                                                                       AT 12/31/96            12/31/96
                                                                           (#)                  ($)
                                            SHARES                 -------------------   ------------------
                                           ACQUIRED      VALUE        EXERCISABLE/          EXERCISABLE/
                  NAME                    ON EXERCISE   REALIZED      UNEXERCISABLE        UNEXERCISABLE
                  ----                    -----------   --------   -------------------   ------------------
Keith W. Hughes
  Chairman and Chief Executive Officer
  Class A Common Stock(1)...............       0           $0             0/249,900      $     0/$3,779,738
  Ford Common Stock(2)..................       0            0         7,500/  7,500        27,188/   27,188
Harold D. Marshall
  President
  Class A Common Stock(1)...............       0            0             0/ 86,180            0/ 1,303,473
  Ford Common Stock(2)..................       0            0         5,000/  5,000        18,125/   18,125
Joseph M. McQuillan
  Vice Chairman
  Class A Common Stock(1)...............       0            0             0/ 86,180            0/ 1,303,473
  Ford Common Stock(2)..................       0            0         5,000/  5,000        18,125/   18,125
Lawrence J. Pelka
  Executive Vice President
  Class A Common Stock(1)...............       0            0             0/ 31,900             0/  482,488
  Ford Common Stock(2)..................       0            0             0/      0            0/         0
Thomas R. Slone
  Executive Vice President
  Class A Common Stock(1)...............       0            0             0/ 31,900             0/  482,488
  Ford Common Stock(2)..................       0            0             0/      0            0/         0

---------------

(1) The options reported in this line item are NQSOs to purchase shares of Class A Common Stock awarded under the ICP. The exercise price of the options is $29.00 per share, and the closing trading price on the NYSE of Class A Common Stock at December 31, 1996, was $44.125.

(2) The options reported in this line item are incentive stock options and nonqualified stock options to purchase shares of Ford Common Stock awarded under Ford's 1990 Long-Term Incentive Plan. The exercise price of the options is $28.625 per share, and the closing trading price on the NYSE of Ford Common Stock at December 31, 1996, was $32.25.

DEFINED BENEFIT RETIREMENT PLANS

     The Company sponsors three defined benefit retirement plans pursuant to which retirement income is payable to covered employees, including the Named Executive Officers: the Pension Plan, the EBP and the SRIP. The Pension Plan is a tax-qualified defined benefit plan covering all eligible employees of the Company. The EBP covers certain executives whose retirement income from the Pension Plan and the 401(k) Plan is affected by (i) elections to defer compensation and (ii) limitations imposed on tax-qualified retirement plans by certain Code sections. The EBP restores benefits that, if it were not for such limitations, would otherwise be available under the Pension Plan and the 401(k) Plan. Of the Named Executive Officers, based on assumed retirement at normal retirement age, only Mr. Slone will receive a pension benefit under the EBP.

     The following table illustrates the yearly pension commencing at "normal retirement age" for Mr. Slone pursuant to the Pension Plan and the EBP.

                               PENSION PLAN TABLE

                                                                     YEARS OF SERVICE(2)(3)
                                                                 ------------------------------
REMUNERATION ($)(1)                                                 30         35         40
-------------------                                              --------   --------   --------
     $250,000.................................................   $125,500   $137,500   $150,000
      275,000.................................................    137,500    151,250    165,000
      300,000.................................................    150,000    165,000    180,000
      325,000.................................................    162,500    178,750    195,000
      350,000.................................................    175,000    192,500    210,000
      375,000.................................................    187,500    206,250    225,000
      400,000.................................................    200,000    220,000    240,000
      425,000.................................................    212,500    233,750    255,000
      450,000.................................................    225,000    247,500    270,000
      475,000.................................................    237,500    261,250    285,500
      500,000.................................................    250,000    275,000    300,000
      525,000.................................................    262,500    288,750    315,000
      550,000.................................................    275,000    302,500    330,000

---------------

(1) Remuneration is the sum of a participant's base salary plus any bonus under the CAPP paid or payable for a fiscal year, including amounts that the recipient elects to defer.

(2) The estimated credited service at December 31, 1996, for Mr. Slone is 30 years.

(3) The estimated annual benefits illustrated in the table are subject to offset by the Named Executive Officer's Social Security benefits. The normal form of payment is a life annuity for a single participant and an actuarially equivalent 50% joint and survivor annuity for a married participant. The estimated annual benefits illustrated in the Pension Plan Table are in the form of a life annuity.

     The SRIP covers only certain designated executives of the Company and is designed to provide a target retirement income for participants. Retirement benefits are payable under the SRIP to the extent benefits under the Pension Plan do not achieve the target level of retirement income. Messrs. Hughes, Marshall, McQuillan and Pelka are participants in the SRIP and, based on assumed retirement on or after age 62, will receive a benefit under the SRIP.

     The SRIP provides each participant with an annuity, commencing upon retirement on or after age 62, equal to 50% of the participant's "average monthly compensation," offset by the monthly equivalent of any benefits payable to the participant under the Pension Plan and Social Security. For purposes of the SRIP, "average monthly compensation" means, generally, the average monthly compensation for a participant's highest five consecutive years of the 10 years immediately preceding retirement, with compensation determined for these purposes as total remuneration set aside for the participant for a calendar year (including base salaries and annual bonuses, but excluding LTPP and PSAR payments and employer contributions to tax-qualified retirement plans).

     The table below shows the estimated projected annual pension payable for the Named Executive Officers (other than Mr. Slone) under the Pension Plan and the SRIP commencing at age 62:

                                             PROJECTED ANNUAL
                                            RETIREMENT BENEFITS
      NAME AND PRINCIPAL POSITION           AT AGE 62 ($)(1)(2)
      ---------------------------          ---------------------
Keith W. Hughes.........................         $617,500
  Chairman and Chief Executive Officer
Harold D. Marshall......................          413,458
  President
Joseph M. McQuillan.....................          326,528
  Vice Chairman
Lawrence J. Pelka.......................          225,079
  Executive Vice President

---------------

(1) Projected annual retirement benefits reflect the total amount payable to the Named Executive Officer commencing at normal retirement age pursuant to the SRIP and the Pension Plan (on a combined basis), and are subject to offset by the Named Executive Officer's Social Security benefits.

(2) Annual retirement benefits are based on "average monthly compensation" for each Named Executive Officer at age 62. The normal form of benefit is a single life annuity for the life of the Named Executive Officer.

EMPLOYMENT, SEVERANCE AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company has entered into individual employment agreements with 20 key executives, including each Named Executive Officer. All Named Executive Officers' employment agreements are substantially identical, other than for commencement dates. The employment agreements covering key executives who are not Named Executive Officers are generally identical to the employment agreements for Named Executive Officers, again other than for commencement dates. The Named Executive Officers' employment agreements are described below.

     Each employment agreement has an initial three-year term, commencing on November 16, 1995, for Messrs. Hughes, Marshall and McQuillan and on September 13, 1995, for Messrs. Pelka and Slone. Each agreement renews automatically for one-year periods after the initial term unless terminated by either party at least 60 days before the end of the initial term or renewal period, as applicable.

     Each employment agreement provides for certain compensation and benefits during the term of the agreement, including any renewal periods. The agreements guarantee minimum annual base salaries for Messrs. Hughes, Marshall, McQuillan, Pelka and Slone of at least $500,000, $381,000, $350,000, $258,000 and $250,000, respectively.

     The Company may terminate any Named Executive Officer at any time with 15 days' prior written notice, with or without "cause." Each employment agreement defines "cause" as, generally, the Named Executive Officer's willful malfeasance, unreasonable neglect or refusal to perform his duties, conviction of a felony, engaging in activity competitive with the Company or adverse to the Company's best interests, or violation of Company policy regarding corporate conduct, in all cases as determined by the Board of Directors. If the Company terminates a Named Executive Officer with "cause," the Company's obligations under that Named Executive Officer's employment agreement cease.

     If the Company terminates a Named Executive Officer without "cause" or if a "constructive termination" (without "cause") occurs within 12 months of a "change in control," the Named Executive Officer will receive the following in lieu of any other compensation or benefits under his employment agreement:

        (a) A cash payment equal to the sum of (i) the Named Executive Officer's base salary then in effect multiplied by three for Messrs. Hughes, Marshall and McQuillan and two for Messrs. Pelka and Slone, plus (ii) the average of the bonuses paid to the Named Executive Officer under the CAPP during each of the three years immediately preceding the year of termination multiplied by three for Messrs. Hughes, Marshall and McQuillan and two for Messrs. Pelka and Slone, plus (iii) a pro rata portion, based on the portion of the current performance year preceding termination, equal to the average of the Named

     Executive Officer's bonuses under the CAPP and LTPP during each of the three years preceding the year of termination.

        (b) Immediate 100% vesting or lapse of restrictions, as applicable, with respect to any outstanding awards to the Named Executive Officer under the ICP.

        (c) Coverage under the Company's life, medical, dental and disability plans for three years for Messrs. Hughes, Marshall and McQuillan and two years for Messrs. Pelka and Slone. Coverage will terminate earlier, however, if the Named Executive Officer becomes covered by similar coverage provided by a successor employer.

If either termination without "cause" or "constructive termination" occurs within 12 months of a "change in control," the Named Executive Officer also will become 100% vested in his accrued benefits under the EBP or the SRIP, as applicable, and will be entitled to receive immediate distribution of his EDP account balance. If a "change in control" for purposes of the employment agreements occurs and such "change in control" constitutes a change in control within the meaning of Code Section 280G, the total compensation payable as determined above to any Named Executive Officer as a result of the "change in control" may not exceed 2.99 times the average of the Named Executive Officer's "annualized includible compensation for the base period" (as defined in Code
Section 280G(d)(1)).

     Each employment agreement defines "constructive termination" as, generally, any of the following that results from a "change in control" (unless the Named Executive Officer consents in writing):

        (a) Assignment to the Named Executive Officer of any duties inconsistent in any respect with the Executive's position, authority, duties or responsibilities or any other action which results in a substantial diminution in such position, authority, duties or responsibilities.

        (b) Failure (i) to allow the Named Executive Officer to continue to participate, on substantially the same terms as before the "change in control," in the same benefit or compensation plans as the Named Executive Officer participated in before the "change in control" or (ii) to provide the Named Executive Officer with the fringe benefits generally provided to employees at the Named Executive Officer's level within the Company.

        (c) Substantial reduction, without good business reasons and the Named Executive Officer's express written consent, of the facilities and perquisites available to the Named Executive Officer immediately before such reduction.

     Each employment agreement defines "change in control" as, generally, any of the following:

        (a) Any merger, consolidation or similar combination with or involving the Company, as of the date of the conclusion of such event, other than a merger, consolidation or similar combination of the Company with Ford or any of its affiliates.

        (b) Any transaction or series of transactions that results in the sale or divestiture of all or substantially all of the Company's assets, as of the conclusion of such transaction or series of transactions.

        (c) Any capital reorganization, transaction or series of transactions that results in Ford and its affiliates owning common stock of the Company having less than 50% of the combined voting power of outstanding capital stock of the Company, as of the date of the conclusion of such reorganization, transaction or series of transactions.

        (d) The successful completion of a public offering, or distribution to the public by dividend or spinoff, that results in Ford and its affiliates owning common stock of the Company having less than 50% of the combined voting power of the outstanding capital stock of the Company.

     If a Named Executive Officer becomes permanently disabled (as determined under the Company's long-term disability plan) during the term of his agreement, including any renewal periods, the Named Executive Officer will receive monthly for six months after the determination of disability both his then-current monthly base salary and an amount equal to one-twelfth of the average of the Named Executive Officer's

CAPP bonuses during the three years immediately preceding the year of disability, reduced by any amounts received through any disability or other salary continuation plan generally provided by the Company.

     If a Named Executive Officer dies during the term of his agreement, including any renewal periods, his estate or designated beneficiaries will receive a cash payment equal to the Named Executive Officer's then-current annual base salary plus the average of the Named Executive Officer's CAPP bonuses during the three years immediately preceding the year of death.

     Each Named Executive Officer agrees under his employment agreement to execute the Company's standard confidentiality, conflicts of interest and proprietary property agreements. Each Named Executive Officer also agrees under his employment agreement not to solicit, for 12 months following the Named Executive Officer's termination of employment, any of the Company's employees to leave employment with the Company. Finally, each Named Executive Officer agrees under his employment agreement, during the term of the agreement (including any renewal periods) and for two years afterward, not to compete with the Company, either directly or indirectly. Each employment agreement provides that a Named Executive Officer's right to any benefits under the agreement will cease if the Board of Directors determines that the Named Executive Officer has either violated the agreement's non-competition clause or engaged in activity adverse to the best interests of the Company or any affiliate.

                         COMPARATIVE STOCK PERFORMANCE

     SEC rules require proxy statements to contain a performance graph that compares the performance of the Class A Common Stock against Standard & Poor's 500 Stock Index and a published industry or line of business index or group of "peer issuers," covering a five-year period. The Company selected the S&P Financials Index as the appropriate line of business index for purposes of this comparison. Because the Class A Common Stock did not begin trading on the NYSE until May 8, 1996, the graph compares performance from that date forward through December 31, 1996. The graph assumes an investment of $100 at the beginning of the period at the IPO price of $29 per share of Class A Common Stock and quarterly reinvestment of dividends:

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                    THE COMPANY, S&P 500 AND S&P FINANCIALS
                (PERFORMANCE RESULTS THROUGH DECEMBER 31, 1996)

         MEASUREMENT PERIOD                                                      S&P
        (FISCAL YEAR COVERED)                AFS             S&P 500          FINANCIALS
MAY 8                                               100               100               100
MAY 31                                              128               104               104
JUN 28                                              132               104               105
JUL 31                                              132               100               103
AUG 30                                              137               102               107
SEP 30                                              142               108               114
OCT 31                                              149               111               122
NOV 29                                              168               119               134
DEC 31                                              153               117               129

                                    ITEM 2.

             APPROVAL OF THE COMPANY'S INCENTIVE COMPENSATION PLAN

     At the Annual Meeting, stockholders will be asked to approve the ICP, as amended and restated and approved by the Board of Directors effective January 1, 1997. The Company originally established the ICP effective April 1, 1996, subject to stockholder approval, and Ford FSG, as the sole stockholder of the Company at that time, approved the ICP by written consent. The Compensation Committee has made 1996 and 1997 awards of NQSOs and restricted stock under the ICP, and the Company believes that, under the transition rule provided in Treasury Regulation 1.162-27(f)(4)(iii), the NQSO awards qualify as performance-based compensation under Code Section 162(m). The Company further believes, however, that stockholder approval of the material terms of the ICP is required for awards made on or after the date of the Annual Meeting to qualify as performance-based compensation under Code Section 162(m). If the Company's stockholders do not approve the material terms of the ICP, no awards of annual performance pay, ISOs, NQSOs or SARs will be made to any of the Named Executive Officers or to any person whom the Compensation Committee considers likely to become a Named Executive Officer on or after the date of the Annual Meeting. The material terms of the ICP will be considered approved by the Company's stockholders for purposes of Code Section 162(m) if, in a separate vote, a majority of the votes cast on the issue are cast in favor of approval.

     The purpose of the ICP is to optimize the profitability and growth of the Company through incentives that are consistent with the Company's goals and that link the individual interests of participants in the ICP with those of the Company's stockholders; to provide participants with an incentive for excellence in individual performance; to provide flexibility to the Company in its ability to motivate, attract and retain employees who make significant contributions to the Company's success; and to allow employees to share in the Company's success. The ICP permits awards of annual performance pay, ISOs, NQSOs, performance shares, performance units, restricted stock and SARs.

MATERIAL TERMS OF THE ICP

     The material terms of the ICP are summarized below. The full text of the ICP, which you are urged to read carefully, is set forth as Exhibit A to this proxy statement.

  GENERAL

     Duration. The ICP will remain in effect until all awards made under the ICP have been satisfied by the issuance of Shares and/or the payment of cash, unless earlier terminated by the Board of Directors. No awards may be made under the ICP on or after March 31, 2006.

     Administration. The Compensation Committee administers the ICP and makes awards pursuant to its terms.

     Maximum Awards. The maximum number of Shares with respect to which awards may be made under the ICP is 20,799,268. The maximum aggregate number of Shares with respect to which awards of ISOs, NQSOs or SARs may be made to any one individual under the ICP in any one calendar year is 400,000. Both numbers may be adjusted to reflect any change in capitalization of the Company, certain corporate transactions, reorganizations or partial or complete liquidation of the Company. Shares issued under the ICP may be either authorized but unissued Shares, treasury Shares or any combination of the two. The maximum annual performance pay that may be awarded to any one individual under the ICP in any one calendar year is $5,000,000.

     Participation. Officers and salaried employees of the Company with potential to contribute to the success of the Company or its subsidiaries are eligible to receive awards under the ICP. The Compensation Committee determines which individuals actually receive awards in any year.

     Awards. The Compensation Committee determines the amount, type, terms and conditions of each award, the details of which are generally reflected in an award agreement between the Company and each participant. The Compensation Committee may adjust outstanding awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements and/or changes in applicable laws, regulations or accounting principles, unless an adjustment would cause an award designed to qualify as performance-based compensation for purposes of Code Section 162(m) to fail to so qualify, in which case no adjustment may be made.

     Deferrals. The Compensation Committee may permit or require any participant in the ICP to defer receipt of a cash payment or delivery of Shares otherwise due the participant.

     Withholding. The Company may withhold from any payment of an award, or require a participant to remit, an amount necessary to satisfy applicable tax withholding requirements. The Company may permit a participant to elect to satisfy any withholding obligations with respect to any award by surrendering Shares obtained by the participant through that award or by tendering previously acquired Shares (owned by the participant at least six months before tender).

     Termination of Employment. The Compensation Committee determines if, and the extent to which, rights to awards will terminate if a participant leaves the Company's employ. How termination of employment affects awards may vary from award to award and may reflect the reasons for termination of employment.

     Nontransferability. Generally, rights to awards under the ICP are available only to participants and may not be sold, assigned or otherwise transferred (other than by will or operation of law).

     Termination of ICP. Although the Compensation Committee administers the ICP, the Board of Directors retains the right to amend or terminate the ICP at any time for any reason or no reason.

  ANNUAL PERFORMANCE PAY

     Incentive Pools. Annual performance pay is awarded each year from one of two incentive pools, one of which funds annual performance pay for the Named Executive Officers only and the other of which funds annual performance pay for other executives. The value of the incentive pool for the Named Executive Officers is determined each year by multiplying a fixed base amount (set by the Compensation Committee each year at the same time that it establishes performance targets) by a performance percentage that depends on the achievement of performance targets established as described below. The Compensation Committee has discretion to determine each year the value of the incentive pool for other executives.

     Performance Measures. Annual performance pay awards to the Named Executive Officers are designed to qualify for the performance-based compensation exception to the tax deductibility limitations of Code Section 162(m). As a result, such awards are subject to performance measures selected by the Compensation Committee. The Compensation Committee must (i) select performance measures from among profits, net income (either before or after taxes), share price, earnings per share, total stockholder return, return on assets, return on equity, operating income, return on capital or investments, or economic value added and (ii) specify performance targets, based on the selected measures, within the first 90 days of each year.

     Calculation of Awards. The Compensation Committee specifies, concurrent with establishing the performance targets for each year, the percentage of the Named Executive Officers' incentive pool that will be payable to each Named Executive Officer if the appropriate performance targets are achieved. The Compensation Committee retains the right to exercise "negative discretion" with respect to any award to a Named Executive Officer and adjust such award downward. Annual performance pay awards to other participants may be determined in the Compensation Committee's discretion.

     Payment of Awards. The Compensation Committee directs when and in what form (cash, Shares or a combination) participants receive annual performance pay awards.

  STOCK OPTIONS

     Option Awards and Option Price. The Compensation Committee may award either ISOs, which are intended to qualify as "incentive stock options" under Code
Section 422, or NQSOs, which are not intended to so qualify. An award of either an ISO or a NQSO allows a participant to purchase Shares at a fixed option price, which must be at least 100% of the fair market value of a Share on the date of grant. Fair market value for this purpose is defined as the closing sale price at which the Shares were sold regular way on the NYSE on the relevant date.

     Duration. The Compensation Committee determines when ISOs and NQSOs expire (not later than the 10th anniversary of the date of grant).

     Exercise and Payment of Awards. ISOs and NQSOs may be exercised as described in each participant's award agreement, the details of which are determined by the Compensation Committee. Generally, payment of the option price may be made in cash or a cash equivalent, by tendering previously acquired Shares (owned by the participant at least six months before tender), or by a cashless exercise in which the participant directs the Company's designee to have a broker sell a sufficient number of the Shares available for purchase through exercise of the ISO or NQSO to yield at least the option price and any applicable taxes and fees. The participant receives the Shares purchased or, in the case of a cashless exercise, may elect to receive instead of Shares the cash proceeds remaining after payment of the option price and any applicable taxes and fees.

  PERFORMANCE SHARES AND PERFORMANCE UNITS

     Performance Share/Unit Awards and Value. The Compensation Committee may award either performance shares or performance units, payment of which depends on whether certain performance goals (established by the Compensation Committee) are met within a specified performance period. The initial value of a performance share is the fair market value of a Share on the performance share's date of grant. The initial value of a performance unit is established by the Compensation Committee at the time of grant. Fair market value for this purpose has the same meaning as for stock options.

     Achievement of Performance Goals and Payment of Awards. The Compensation Committee determines at the end of each performance period whether, and the extent to which, the performance goals were met. The Compensation Committee generally may permit a participant to elect to receive the value of any performance shares or performance units payable to the participant in either cash or Shares (or a combination).

     Dividends. If dividends were declared on Shares during a performance period, the Compensation Committee may permit a participant receiving payment with respect to performance shares also to receive a cash payment equal in amount to the dividends that would have been paid with respect to the performance shares if they were actual Shares.

  RESTRICTED STOCK

     Restricted Stock Awards and Period of Restriction. The Compensation Committee may award restricted stock, which are Shares subject to restrictions on transferability during a specified period and to a substantial risk of forfeiture. The Compensation Committee determines the period of restriction and the terms and conditions applicable to restricted stock during such period, which may include a purchase price and restrictions based on the achievement of specified performance goals.

     Voting Rights and Dividends. Each participant holding restricted stock may exercise full voting rights with respect to such Shares during the period of restriction. Dividends payable during the period of restriction with respect to such Shares may be credited to participants, subject to any restrictions the Compensation Committee considers appropriate.

  STOCK APPRECIATION RIGHTS

     SAR Awards and Grant Price. The Compensation Committee may award SARs either alone (a "stand-alone SAR") or in connection with a stock option (a "tandem SAR"). In either case, an SAR gives a participant the right to receive the value of any appreciation in the value of a Share over the grant price. The grant price for a stand-alone SAR is the fair market value of a Share on the date of grant, and the grant price for a tandem SAR is the option price of the related option. Fair market value for this purpose has the same meaning as for stock options.

     Duration. The Compensation Committee determines when SARs expire (not later than the 10th anniversary of the date of grant).

     Exercise and Payment of Awards. SARs may be exercised as described in each participant's award agreement, the details of which are determined by the Compensation Committee. Generally, a tandem SAR may be exercised for all or part of the Shares subject to the related stock option by surrendering the right to exercise the equivalent portion of the option. Special rules apply to a tandem SAR awarded in connection with an ISO. A participant generally may elect upon exercise of an SAR to receive either cash or Shares (or a combination) in an amount equal to (i) the difference between the fair market value of a Share on the date the SAR is exercised and the grant price, multiplied by (ii) the number of Shares with respect to which the SAR is exercised.

  CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF AWARDS

     Annual Performance Pay and Performance Shares/Units. Generally, a participant will recognize ordinary compensation income upon payment of an award of annual performance pay or performance shares or performance units, and the Company will be allowed a federal income tax deduction in the amount of such ordinary compensation income. To the extent that a participant elects to defer any portion of such payments, the deferred amount generally will not be taxable to the participant or deductible to the Company until actually paid to the participant.

     ISOs. Generally, a participant will not recognize ordinary income at either the time of grant or the time of exercise of an ISO, nor will the Company be allowed a federal income tax deduction at either time. Any excess in the fair market value of a Share over the option price at the time of exercise may, however, constitute a tax preference item that may have alternative minimum tax consequences for the participant. If the participant sells the Shares purchased through exercise of an ISO more than one year after the date of purchase and more than two years after the ISO's date of grant, the participant normally will recognize long-term capital gain or loss equal to any difference between the aggregate sale price of the Shares and the aggregate option price, but the Company typically will not be allowed a federal income tax deduction upon either the ISO exercise or the subsequent sale. If the participant does not hold the Shares purchased through exercise of the ISO for at least the periods noted above, the participant upon sale of the Shares generally will recognize ordinary compensation income and possibly capital gain or loss, and the Company typically will be entitled to a federal income tax deduction in the amount of such ordinary compensation income.

     NQSOs. Generally, a participant will not recognize income at the time of grant of a NQSO. Upon exercise of the NQSO, however, the participant generally will recognize ordinary compensation income equal to any difference between the aggregate fair market value of the Shares purchased pursuant to the option and the aggregate option price, and the Company typically will be entitled to a federal income tax deduction in the amount of such ordinary compensation income.

     Restricted Stock. Generally, a participant will not recognize income with respect to restricted stock until all restrictions on transferability lapse and no substantial risk of forfeiture exists, at which time the participant typically will recognize ordinary compensation income equal to any difference between the aggregate fair market value of the Shares at that time and the aggregate amount, if any, paid by the participant for such Shares. The Company typically will be entitled to a federal income tax deduction in the amount of such ordinary compensation income.

1996 AWARDS UNDER THE ICP

     The table below shows information with respect to awards to the Named Executive Officers, executive officers of the Company as a group, and other employees of the Company as a group in 1996 under the ICP. Directors who are not employees of the Company are not eligible to participate in the ICP.

                    AWARDS UNDER THE ICP IN LAST FISCAL YEAR

                                                                        INCENTIVE COMPENSATION PLAN
                                                            ---------------------------------------------------
                                                                                                NONQUALIFIED
                                                              RESTRICTED                           STOCK
                                                                 STOCK           DOLLAR            OPTION
                NAME AND POSITION OR GROUP                     AWARDS(1)        VALUE(2)         AWARDS(3)
                --------------------------                  ---------------    ----------    ------------------
Keith W. Hughes
  Chairman and Chief
  Executive Officer.......................................       51,730        $1,500,170          249,900
Harold D. Marshall
  President...............................................       17,250           500,250           86,180
Joseph M. McQuillan
  Vice Chairman...........................................       17,250           500,250           86,180
Lawrence J. Pelka
  Executive Vice President................................        6,130           177,770           31,900
Thomas R. Slone
  Executive Vice President................................        6,130           177,770           31,900
Executive Officers (13 persons)...........................      135,350         3,925,150          687,460
Non-Executive Officer
  Employee Group (753 persons)............................       34,280           994,120        1,748,830

---------------

(1) Reflects the number of restricted Shares awarded under the ICP.

(2) Reflects the value on the date of issuance of restricted Shares awarded under the ICP. The value at December 31, 1996, of restricted Shares was as follows: Mr. Hughes, $2,282,586; Mr. Marshall, $761,156; Mr. McQuillan, $761,156; Mr. Pelka, $270,486; Mr. Slone, $270,486; Executive Officers as a group, $5,972,319; and Non-Executive Officer Employee Group, $1,512,605. Subject to the terms of the ICP, dividends will be paid on such restricted stock although risk of forfeiture exists and restrictions on transferability of such restricted stock have not lapsed.

(3) Reflects the number of Shares underlying the options awarded under the ICP and includes (a) annual stock options, one-third of which vests on each of the first, second and third anniversary of the date of grant, awarded as follows: Mr. Hughes -- 94,790; Mr. Marshall -- 34,470; Mr.
    McQuillan -- 34,470; Mr. Pelka -- 15,520; Mr. Slone -- 15,520; Executive Officers -- 303,830; and Non-Executive Officer Employee Group -- 1,660,880; and (b) other stock options awarded in connection with the IPO, which vest on the fifth anniversary of the date of grant, as follows: Mr.
    Hughes -- 155,110; Mr. Marshall -- 51,710; Mr. McQuillan -- 51,710; Mr.
    Pelka -- 16,380; Mr. Slone -- 16,380; Executive Officers -- 383,630; and Non-Executive Officer Employee Group -- 87,950. None of such options under the ICP has vested as of the date of this proxy statement.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 2.

                                    ITEM 3.

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee selects and hires independent public accountants to audit the books of account and other records of the Company. You must ratify or reject the Audit Committee's selection for 1997.

     The Audit Committee selected Coopers & Lybrand L.L.P. to audit the books of account and other records of the Company for 1997. This firm has audited the Company's books since 1989, and is considered to be well qualified. Representatives of Coopers & Lybrand L.L.P. will be present at the Annual Meeting with the opportunity to make a statement and answer questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 3.

                             ---------------------

                         STOCKHOLDER PROPOSALS FOR 1998

     Stockholders may propose matters to be presented at stockholders' meetings and may also nominate persons to be directors. Any stockholder proposal intended for inclusion in the proxy materials for the 1998 annual meeting must be received by the Company, addressed to the Secretary of the Company, P.O. Box 660237, Dallas, Texas 75266-0237, no later than December 27, 1997.

                        ANNUAL REPORT AND OTHER MATTERS

     The Company's Annual Report, including financial statements, was mailed to you with this proxy statement. A list of stockholders of record entitled to vote at the Annual Meeting will be available for review by any stockholder, for any purpose related to the Annual Meeting, between 9:00 a.m. and 5:00 p.m. at the corporate offices of the Company, 250 East Carpenter Freeway, Irving, Texas, for ten days prior to the Annual Meeting.

                            EXPENSES OF SOLICITATION

     The cost of soliciting proxies in the accompanying form will be paid by the Company. We do not expect to pay any fees for the solicitation of proxies, but may pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their instructions. In addition to solicitation by mail, proxies may be solicited in person, or by telephone, facsimile transmission or other means of electronic communication, by directors, officers and other employees of the Company.

                                            By Order of the Board of Directors

                                            Rintamaki sig
                                            JOHN M. RINTAMAKI
                                            Secretary

Irving, Texas
April 25, 1997

                        HOW TO ATTEND THE ANNUAL MEETING

  Stockholders of Record

     When you complete your proxy, if you plan to attend the Annual Meeting, please check the box to let us know. We will issue an admission ticket to you at the door.

  "Street Name" Holders

     If you plan to attend the Annual Meeting, tell your broker you plan to attend and would like a proxy. Simply bring that form to the Annual Meeting, and we will give you a ticket at the door. If you cannot get a proxy in time, we will give you a ticket at the door if you bring a copy of your most recent brokerage account statement showing that you own Voting Stock.

                                                                       EXHIBIT A

                      ASSOCIATES FIRST CAPITAL CORPORATION
                          INCENTIVE COMPENSATION PLAN
                (AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1997)

ARTICLE 1. PURPOSE AND DURATION

     1.1. PURPOSE OF THE PLAN. Associates First Capital Corporation, a Delaware corporation, hereby amends and restates, effective January 1, 1997, the Associates First Capital Corporation Incentive Compensation Plan (formerly called the "Associates First Capital Corporation Long-Term Equity Compensation Plan"), as set forth in this document, to allow the Company (a) to optimize the profitability and growth of the Company through incentives that are consistent with the Company's goals and that link the individual interests of Participants with those of the Company's stockholders, (b) to provide Participants with an incentive for excellence in individual performance, (c) to provide flexibility to the Company in its ability to motivate, attract and retain the services of Employees who make significant contributions to the Company's success, and (d) to allow such Employees to share in the success of the Company. The Plan permits awards of Corporate Annual Performance Pay, Incentive Stock Options, Nonqualified Stock Options, Performance Shares, Performance Units, Restricted Stock and Stock Appreciation Rights.

     1.2. DURATION OF THE PLAN. On and after the Effective Date, subject to approval by the Company's stockholders, the provisions of the amended and restated Plan shall govern all Awards. The Plan shall remain in effect indefinitely, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 13, until all Awards are satisfied by the issuance of Shares and/or the payment of cash. Notwithstanding the foregoing, in no event may an Award be made on or after March 31, 2006.

ARTICLE 2. DEFINITIONS

     2.1. GENERAL. Whenever used in the Plan, the following terms shall have the meanings set forth below, and when any such meaning is intended, the initial letter of the word shall be capitalized. Except where the context otherwise indicates, any masculine term used herein shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

     2.2. "AWARD" means, individually or collectively, an award under the Plan of Corporate Annual Performance Pay, Incentive Stock Options, Nonqualified Stock Options, Performance Shares, Performance Units, Restricted Stock or Stock Appreciation Rights.

     2.3. "AWARD AGREEMENT" means an agreement, entered into between the Company and a Participant, setting forth the terms and conditions applicable to an Award.

     2.4. "BOARD" or "BOARD OF DIRECTORS" means the board of directors of the Company.

     2.5. "CLASS A COMMON STOCK" means the Class A Common Stock, par value $.01 per share, of the Company.

     2.6. "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

     2.7. "COMMITTEE" means the Committee designated pursuant to Section 12.1 to administer the Plan.

     2.8. "COMPANY" means Associates First Capital Corporation, a Delaware corporation, and any successor thereto as provided in Section 14.5.

     2.9. "CORPORATE ANNUAL PERFORMANCE PAY" OR "CAPP" means annual incentive compensation awarded under Article 5.

     2.10. "DIRECTOR" means any individual who is a member of the Board of Directors.

     2.11. "EFFECTIVE DATE" means January 1, 1997, as provided in Section 1.1. The original effective date of the Plan was April 1, 1996.

     2.12. "EMPLOYEE" means any individual who is a full-time, active employee of the Company or any Subsidiary.

     2.13. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.

     2.14. "FAIR MARKET VALUE" means the closing sale price at which Shares were sold regular way on the relevant date on the principal securities exchange on which Shares were traded on such date or, if there was no sale on the relevant date, then on the last previous day on which there was such a sale; provided that "Fair Market Value" for any Awards made concurrent with or contingent upon the consummation of the initial public offering of Shares in 1996 means the initial public offering price of Shares covered by such initial public offering.

     2.15. "FREESTANDING SAR" means an SAR, awarded under Article 9, that is granted independently of any Option.

     2.16. "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Shares, awarded under Article 6, that is intended to qualify as an "incentive stock option" within the meaning of Code Section 422.

     2.17. "INSIDER" means an individual who is, on the relevant date, an officer or Director of the Company or a beneficial owner (as the term "beneficial owner" is defined in Rule 13d-3 of the General Rules and Regulations promulgated under the Exchange Act) of 10 percent (10%) or more of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, as such terms are used under Section 16 of the Exchange Act and the General Rules and Regulations promulgated thereunder.

     2.18. "NAMED EXECUTIVE OFFICER" means an individual who, as of the date of payment, exercise and/or lapse of restrictions with respect to an Award, as applicable, is a "covered employee" as defined in Code Section 162(m) and the Treasury Regulations promulgated thereunder.

     2.19. "NON-EMPLOYEE DIRECTOR" means a Director who is not an Employee of the Company or any Subsidiary or of Ford Motor Company or any of its direct or indirect subsidiaries.

     2.20. "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Shares, awarded under Article 6, that is not intended to be treated as an "incentive stock option" within the meaning of Code Section 422.

     2.21. "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option, as applicable.

     2.22. "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

     2.23. "PARTICIPANT" means an Employee selected pursuant to Article 4 to receive an Award.

     2.24. "PERFORMANCE-BASED EXCEPTION" means the performance-based compensation exception from the tax deductibility limitations of Code Section 162(m).

     2.25. "PERFORMANCE SHARE" means a performance-based grant, awarded under
Article 7, the initial value of which is based on the Fair Market Value of a Share on the date of grant.

     2.26. "PERFORMANCE UNIT" means a performance-based grant, awarded under
Article 7, the initial value of which is established by the Committee at the time of grant.

     2.27. "PLAN" means the Associates First Capital Corporation Incentive Compensation Plan (formerly called the "Associates First Capital Corporation Long-Term Equity Compensation Plan"), as amended and restated effective January 1, 1997.

     2.28. "RESTRICTED STOCK" means Class A Common Stock, awarded under Article 8, that is subject to restrictions on transferability and to a substantial risk of forfeiture.

     2.29. "SHARES" means shares of Class A Common Stock.

     2.30. "STOCK APPRECIATION RIGHT" or "SAR" means a right, awarded under
Article 9, either alone or in connection with an Option, to receive the value of the appreciation over time in the value of a Share. An SAR may be either a Freestanding SAR or a Tandem SAR.

     2.31. "SUBSIDIARY" means any corporation, partnership, joint venture or other entity in which the Company has a direct or indirect majority voting interest (including all divisions, affiliates and related entities), provided that for ISOs "Subsidiary" has the meaning set forth in Code Section 422.

     2.32. "TANDEM SAR" means an SAR, awarded under Article 9 in connection with an Option, the exercise of which forfeits the right to purchase a Share under the related Option (and which SAR is itself forfeited if and when a Share is purchased under the related Option).

ARTICLE 3. SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

     3.1. NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 3.3, the maximum number of Shares with respect to which Awards may be made shall be 20,799,268. Shares issued under the Plan may be either authorized but unissued Shares, treasury Shares or any combination thereof.

     3.2. LAPSED AWARDS. If any Award is canceled, terminates, expires or lapses for any reason without the issuance of Shares or payment in respect thereof (with the exceptions of termination of a Tandem SAR upon exercise of the related Option or termination of an Option upon exercise of the related Tandem SAR), any Shares subject to such Award shall be available again for an Award to the fullest extent permitted under Rule 16b-3 of the General Rules and Regulations promulgated under the Exchange Act and Code Sections 162(m) and 422.

     3.3. ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in capitalization of the Company (such as a stock split, stock dividend or combination of shares), corporate transaction (such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company), reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or partial or complete liquidation of the Company, an adjustment shall be made in the number and class of Shares with respect to which Awards may be made, in the number and class of and/or price of Shares subject to outstanding Awards, and in the Award limits set forth with respect to Options and SARs in Section 3.4, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to reflect such change in capitalization, corporate transaction, reorganization or partial or complete liquidation; provided, however, that the number of Shares subject to any Award shall always be a whole number.

     3.4. MAXIMUM AWARDS. The maximum aggregate number of Shares with respect to which Options, with or without Tandem SARs, or Freestanding SARs may be awarded to any one individual under the Plan in any one calendar year shall be 400,000. The maximum Corporate Annual Performance Pay that may be awarded to any one individual under the Plan in any one calendar year shall be $5,000,000.

ARTICLE 4. ELIGIBILITY AND PARTICIPATION

     4.1. ELIGIBILITY. Any officer of the Company or salaried Employee, including any Employee who is a Director, with potential to contribute to the success of the Company and/or any Subsidiary shall be eligible to be selected as a Participant by the Committee.

     4.2. PARTICIPATION. Subject to the provisions of the Plan, the Committee shall, from time to time and in its sole discretion, select from among all eligible Employees, as specified in Section 4.1, those to whom Awards shall be made and shall determine the nature, amount, terms and conditions of each Award.

ARTICLE 5. CORPORATE ANNUAL PERFORMANCE PAY

     5.1. GENERAL. Subject to the provisions of the Plan, the Committee may award Corporate Annual Performance Pay to a Participant at any time and from time to time in such amount and upon such terms and conditions as the Committee may determine.

     5.2. DETERMINATION OF CAPP INCENTIVE POOLS. Corporate Annual Performance Pay shall be payable each year from two incentive pools, one of which shall fund CAPP Awards solely to the Named Executive Officers (the "Named Executive Officers' Incentive Pool") and the other of which shall fund CAPP Awards solely to Participants other than the Named Executive Officers (the "General Incentive Pool"). The amount of the Named Executive Officers' Incentive Pool shall be determined by multiplying (a) a fixed base amount, established by the Committee concurrent with establishment of performance targets pursuant to Section 5.3, by
(b) a performance percentage determined by reference to the Company's achievement of the performance targets established by the Committee pursuant to
Section 5.3. The Committee shall determine the amount of the General Incentive Pool in its discretion.

     5.3. PERFORMANCE MEASURES AND TARGETS. The Committee shall establish each year, within the first 90 days of such year, performance targets that must be achieved in order for CAPP Awards to be payable to the Named Executive Officers. Such performance targets shall be based upon one or more performance measures, which the Committee shall select (concurrent with establishing each year's performance targets) from among profits, net income (either before or after taxes), share price, earnings per share, total stockholder return, return on assets, return on equity, operating income, return on capital or investments, or economic value added. At the same time the Committee selects performance measures and specifies performance targets, the Committee shall also determine the manner in which such performance measure(s) shall be calculated or measured, including the extent to which such measure(s) shall be adjusted to take into account certain factors over which Participants have no or limited control, including, without limitation, changes in accounting principles and extraordinary charges to income.

     5.4. DETERMINATION OF CAPP AWARDS TO NAMED EXECUTIVE OFFICERS. The Committee shall specify each year, concurrent with establishing performance measure(s) and targets pursuant to Section 5.3, the percentage of the Named Executive Officers' Incentive Pool that shall be payable to each Named Executive Officer as a CAPP Award for that year, subject to the maximum CAPP Award limit specified in Section 3.4 and subject to the Committee's exercise of negative discretion to adjust downward any such CAPP Award.

     5.5. DETERMINATION OF CAPP AWARDS TO OTHER PARTICIPANTS. The Committee shall determine the CAPP Award, if any, payable from the General Incentive Pool to each Participant who is not a Named Executive Officer.

     5.6. PAYMENT OF CAPP AWARDS. CAPP Awards shall be payable to Participants at such time(s) and in cash or in Shares of equivalent value or in some combination thereof, as the Committee shall determine.

     5.7. TERMINATION OF EMPLOYMENT. The Committee shall determine if, and the extent to which, any Participant shall have the right to receive payment of a CAPP Award following termination of the Participant's employment with the Company or any Subsidiary. Any determinations under this Section shall be made in the sole discretion of the Committee, need not be uniform among all CAPP Awards and may reflect distinctions based on the reasons for termination of employment.

     5.8. NONTRANSFERABILITY OF CAPP AWARD. No right to a CAPP Award may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

ARTICLE 6. INCENTIVE AND NONQUALIFIED STOCK OPTIONS

     6.1. GENERAL. Subject to the provisions of the Plan, the Committee may award Options to a Participant at any time and from time to time in such number and upon such terms and conditions as the Committee may determine.

     6.2. OPTION AWARD AGREEMENT. Each Award of an Option shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares that may be purchased pursuant to exercise of the Option and such other terms and conditions as the Committee may determine. The Award Agreement also shall specify whether the Option is intended to qualify as an "incentive stock option" within the meaning of, and be governed by, Code
Section 422 or a NQSO not intended to be treated as an "incentive stock option" within the meaning of Code Section 422.

     6.3. OPTION PRICE. The Option Price for each Award of an Option shall be at least equal to 100 percent (100%) of the Fair Market Value of a Share on the Option's date of grant.

     6.4. DURATION OF OPTIONS. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the 10th anniversary of the Option's date of grant.

     6.5. EXERCISE OF OPTIONS. Each Option shall be exercisable at such time(s) and in such manner and subject to such conditions as the Committee shall in each instance determine, which need not be the same for each Award or for each Participant.

     6.6. PAYMENT OF OPTION PRICE. The aggregate Option Price shall be payable in full upon exercise of any Option either (a) in cash in the form of currency or check or other cash equivalent acceptable to the Company; (b) by tendering previously acquired, nonforfeitable, nonrestricted Shares having an aggregate fair market value at the time of exercise equal to the aggregate Option Price (provided that any Shares so tendered must have been owned by the Participant for at least six (6) months prior to their tender); or (c) by a combination of the foregoing methods. The Committee may permit a Participant to satisfy the requirement of payment in cash from the proceeds of a sale through a broker of some or all of the Shares to which the exercise relates (a "cashless exercise"), subject to applicable securities laws restrictions, or by any other means that the Committee determines to be consistent with the Plan's purpose and applicable law.

     6.7. PAYMENT OF SHARES OR PROCEEDS. As soon as practicable after exercise of an Option is completed, the Company shall deliver the Shares purchased to the Participant; provided, however, that if the Committee permits cashless exercise of Options, a Participant may elect to receive the cash proceeds from the cashless exercise in lieu of Shares.

     6.8. TERMINATION OF EMPLOYMENT. Each Participant's Option Award Agreement shall set forth if, and the extent to which, the Participant shall have the right to exercise the Option following termination of the Participant's employment with the Company or any Subsidiary. Such terms and conditions shall be determined in the sole discretion of the Committee, need not be uniform among all Option Awards and may reflect distinctions based on the reasons for termination of employment.

     6.9. NONTRANSFERABILITY OF OPTIONS. Except as otherwise provided in a Participant's Option Award Agreement with respect to NQSOs, (a) ISOs and NQSOs shall be exercisable during a Participant's lifetime only by the Participant or, in the event of the Participant's legal incapacity, by the Participant's legal guardian or representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision, and (b) no ISO or NQSO may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

ARTICLE 7. PERFORMANCE SHARES AND PERFORMANCE UNITS

     7.1. GENERAL. Subject to the provisions of the Plan, the Committee may award Performance Shares and/or Performance Units to a Participant at any time and from time to time in such number and upon such terms and conditions as the Committee may determine.

     7.2. PERFORMANCE SHARES/UNITS AWARD AGREEMENT. Each Award of Performance Shares and/or Performance Units shall be evidenced by an Award Agreement that shall specify the initial value of such Performance Shares and/or Performance Units, the time period during which preestablished performance goals must be met (the "Performance Period"), the performance goals upon which payment of such Performance Shares and/or Performance Units depends (the "Performance Goals"), the number of Performance Shares and/or Performance Units awarded and such other terms and conditions as the Committee may determine.

     7.3. INITIAL VALUE OF PERFORMANCE SHARES/UNITS. The initial value of each Performance Share shall equal the Fair Market Value of a Share on the Performance Share's date of grant. The Committee shall establish the initial value of each Performance Unit at the time of grant.

     7.4. DURATION OF PERFORMANCE SHARES/UNITS AWARDS. Each Award of Performance Shares and/or Performance Units shall expire at the end of the applicable Performance Period, without payment of the Performance Shares or Performance Units, if the Performance Goals established for that Performance Period have not been achieved during such Performance Period.

     7.5. SATISFACTION OF PERFORMANCE GOALS. The Committee shall determine at the end of each Performance Period if, and the extent to which, the applicable Performance Goals have been achieved.

     7.6. PAYMENT OF PERFORMANCE SHARES/UNITS. As soon as practicable after the end of a Performance Period, if the applicable Performance Goals for that Performance Period have been achieved (as determined by the Committee pursuant to Section 7.5), the Company shall deliver to a Participant payment for such Participant's Performance Shares and/or Performance Units in an amount determined, as specified in such Participant's Performance Share and/or Unit Award Agreement, on the last day of the Performance Period by reference to the achievement of the applicable Performance Goals. The Committee may permit a Participant to elect payment of the aggregate value of such Participant's Performance Shares and/or Performance Units in cash or in Shares of equivalent value or in some combination thereof, subject to the availability of Shares to the Company. If, and to the extent that, dividends with respect to Shares are declared or paid during the Performance Period, the Committee may direct payment of dividend equivalents to a Participant in an amount equal to the dividends that such Participant would receive or have received if such Participant's Performance Shares were Shares; provided, however, that such dividend equivalents shall be subject to the same restrictions as apply to dividends payable with respect to Restricted Stock pursuant to Section 8.4.

     7.7. TERMINATION OF EMPLOYMENT. Each Participant's Performance Share and/or Unit Award Agreement shall set forth if, and the extent to which, the Participant shall have the right to receive payment of Performance Shares and/or Performance Units following termination of the Participant's employment with the Company or any Subsidiary. Such terms and conditions shall be determined in the sole discretion of the Committee, need not be uniform among all Performance Share and/or Performance Unit Awards and may reflect distinctions based on the reasons for termination of employment.

     7.8. NONTRANSFERABILITY OF PERFORMANCE SHARES/UNITS. Except as otherwise provided in a Participant's Performance Share and/or Unit Award Agreement, (a) all rights with respect to Performance Shares and/or Performance Units shall be exercisable during a Participant's lifetime only by the Participant or, in the event of the Participant's legal incapacity, by the Participant's legal guardian or representative acting in a fiduciary capacity on behalf of the Participant under state law or court supervision, and (b) no Performance Shares or Performance Units may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

ARTICLE 8. RESTRICTED STOCK

     8.1. GENERAL. Subject to the provisions of the Plan, the Committee may award Restricted Stock to a Participant at any time and from time to time in such number and upon such terms and conditions as the Committee may determine.

     8.2. RESTRICTED STOCK AWARD AGREEMENT. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the restrictions that limit transferability of the Restricted Stock and create a substantial risk of forfeiture (the "Restrictions"), the time period during which such Restrictions apply (the "Period of Restriction"), the number of Shares of Restricted Stock awarded and such other terms and conditions as the Committee may determine (which may, but are not required to, include a stipulated purchase price for each Share of Restricted Stock).

     8.3. ISSUANCE OF SHARES OF RESTRICTED STOCK. Certificates representing Restricted Stock shall be issued on the Restricted Stock's date of grant in the name of each Participant to whom the Committee awards such Restricted Stock. Certificates so issued shall be retained by the Company or its designee during the applicable Period of Restriction.

     8.4. DIVIDENDS AND VOTING RIGHTS DURING PERIOD OF RESTRICTION. During the applicable Period of Restriction, each Participant to whom the Committee has awarded Restricted Stock may receive regular cash dividends, if any, paid with respect to the Restricted Stock; provided, however, that the Committee may apply any restrictions to such dividends that the Committee deems appropriate. In the event that any dividend constitutes a "derivative security" or an "equity security" within the meaning of Rule 16(a) of the General Rules and Regulations promulgated under the Exchange Act, such dividend shall be subject to a period of restriction equal to the remaining Period of Restriction applicable to the Restricted Stock with respect to which the dividend has been paid. Each Participant to whom the Committee has awarded Restricted Stock may exercise full voting rights during the Period of Restriction with respect to such Participant's Restricted Stock.

     8.5. LAPSE OF RESTRICTIONS. Restrictions on Restricted Stock shall lapse at such time(s) and in such manner and subject to such conditions as the Committee shall in each instance determine, which need not be the same for each Award or for each Participant. Restricted Stock shall become freely transferable by the Participant upon the lapse of all Restrictions on such Restricted Stock.

     8.6. TERMINATION OF EMPLOYMENT. Each Participant's Restricted Stock Award Agreement shall set forth if, and the extent to which, Restrictions on a Participant's Restricted Stock shall lapse following termination of the Participant's employment with the Company or any Subsidiary. Such terms and conditions shall be determined in the sole discretion of the Committee, need not be uniform among all Restricted Stock Awards and may reflect distinctions based on the reasons for termination of employment.

     8.7. NONTRANSFERABILITY OF RESTRICTED STOCK. Except as otherwise provided in a Participant's Restricted Stock Award Agreement, (a) all rights with respect to Restricted Stock shall be available during a Participant's lifetime only to the Participant or, in the event of the Participant's legal incapacity, to the Participant's legal guardian or representative acting in a fiduciary capacity on behalf of the Participant under state law or court supervision, and (b) no Restricted Stock may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, during the applicable Period of Restriction.

ARTICLE 9. STOCK APPRECIATION RIGHTS

     9.1. GENERAL. Subject to the provisions of the Plan, the Committee may award SARs to a Participant at any time and from time to time in such number and upon such terms and conditions as the Committee may determine.

     9.2. SAR AWARD AGREEMENT. Each Award of an SAR shall be evidenced by an Award Agreement that shall specify the grant price of the SAR, the duration of the SAR, the number of Shares to which the SAR pertains and such other terms and conditions as the Committee may determine. The Award Agreement also shall specify whether the SAR is a Freestanding SAR or a Tandem SAR.

     9.3. GRANT PRICE. The grant price for each Award of a Freestanding SAR shall equal the Fair Market Value of a Share on the Freestanding SAR's date of grant. The grant price for each Award of a Tandem SAR shall equal the Option Price of the related Option.

     9.4. DURATION OF SARS. Each SAR shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no SAR shall be exercisable later than the 10th anniversary of such SAR's date of grant and provided, further, that a Tandem SAR awarded in connection with an ISO shall expire no later than the date of expiration of the related ISO.

     9.5. EXERCISE OF SARS. Each SAR shall be exercisable at such time(s) and in such manner and subject to such conditions as the Committee shall in each instance determine, which need not be the same for each Award or for each Participant. A Tandem SAR may be exercised for all or a portion of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option; provided, however, that a Tandem SAR may be exercised only with respect to the Shares with respect to which its related Option is then exercisable and provided, further, that a Tandem SAR awarded in connection with an ISO may be exercised only when the Fair Market Value of the Shares subject to the related ISO exceeds the ISO's Option Price.

     9.6. PAYMENT OF SHARES OR PROCEEDS. As soon as practicable after exercise of an SAR, the Company shall deliver to the Participant payment in an amount equal to the aggregate appreciation in value of the Shares with respect to which the SAR was exercised, such appreciation to be measured by the difference between the aggregate grant price and the aggregate fair market value of such Shares on the date of exercise; provided that, with respect to a Tandem SAR awarded in connection with an ISO, the value of the amount payable upon exercise of the Tandem SAR may not exceed 100 percent (100%) of the difference between the aggregate Option Price of the related ISO and the aggregate fair market value of the Shares subject to the related ISO at the time the Tandem SAR is exercised. The Committee may permit a Participant to elect payment of the aggregate appreciation in cash or in Shares of equivalent value or in some combination thereof, subject to the availability of Shares to the Company.

     9.7. TERMINATION OF EMPLOYMENT. Each Participant's SAR Award Agreement shall set forth if, and the extent to which, the Participant shall have the right to exercise the SAR following termination of the Participant's employment with the Company or any Subsidiary. Such terms and conditions shall be determined in the sole discretion of the Committee, need not be uniform among all SAR Awards and may reflect distinctions based on the reasons for termination of employment.

     9.8. NONTRANSFERABILITY OF SARS. Except as otherwise provided in a Participant's SAR Award Agreement, (a) all SARs shall be exercisable during a Participant's lifetime only by the Participant or, in the event of the Participant's legal incapacity, by the Participant's legal guardian or representative acting in a fiduciary capacity on behalf of the Participant under state law or court supervision, and (b) no SAR may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

ARTICLE 10. COMPLIANCE WITH APPLICABLE LAWS, RULES AND REGULATIONS

     10.1. GENERAL. Awards and Shares issued or transferred pursuant to Awards shall be subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

     10.2. RESTRICTIONS ON SHARES. The Committee may impose such restrictions, including restrictions on transferability, on Awards and/or Shares issued or transferred pursuant to any Award as the Committee may deem advisable, including, without limitation, restrictions under United States federal securities laws or other applicable securities laws, under the requirements of any securities exchange or market upon which Shares are then listed and/or traded and/or under any blue sky or state securities laws applicable to Shares.

     10.3. RESTRICTIONS ON INSIDERS. With respect to Insiders, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 of the General Rules and Regulations promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE 11. DEFERRALS

     The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under the Plan. If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.

ARTICLE 12. ADMINISTRATION

     12.1. DESIGNATION OF COMMITTEE. The Plan shall be administered by a committee consisting of not fewer than two Non-Employee Directors, each of whom qualifies as an "outside director" within the meaning of

Code Section 162(m), which committee shall be the Compensation Committee of the Board (provided that its members so qualify) unless the Board specifically appoints a different committee to administer the Plan.

     12.2. AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions of the Plan, the Committee shall have full power and authority, in its sole discretion, to (a) select Participants from among all eligible Employees and determine the nature, amount, terms and conditions of Awards in a manner consistent with the Plan; (b) make Awards to Participants; (c) construe and interpret the Plan and any agreement or instrument entered into under the Plan; (d) adopt, amend, waive or rescind such rules and regulations as the Committee may deem appropriate for the proper administration or operation of the Plan; (e) subject to the provisions of Article 13, amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan; and (f) make all other determinations and take all other actions as may be necessary, appropriate or advisable for the administration or operation of the Plan. As permitted by law, the Committee may delegate its authority, or any part thereof, as it deems necessary, appropriate or advisable for proper administration or operation of the Plan; provided, however, that no such delegation shall be permitted if, and to the extent that, such delegation would cause an Award designed to qualify for the Performance-Based Exception to fail to so qualify.

     12.3. DECISIONS BINDING. All determinations, interpretations, decisions or other actions made or taken by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding for all purposes and upon all persons, including without limitation the Company, its stockholders, Employees, Participants, and Participants' estates and beneficiaries.

ARTICLE 13. AMENDMENT, ADJUSTMENT AND TERMINATION

     13.1. AMENDMENT AND TERMINATION. Subject to Section 13.3, the Board may at any time, and from time to time, in its sole discretion alter, amend, suspend or terminate the Plan in whole or in part for any reason or for no reason; provided, however, that no amendment or other action that requires stockholder approval in order for the Plan to continue to comply with applicable law shall be effective unless such amendment or other action shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon.

     13.2. ADJUSTMENT OF AWARDS. Subject to Section 13.3, the Committee may make adjustments to Awards and in the terms and conditions of, and the criteria included in, Award Agreements in recognition of (a) unusual or nonrecurring events (including, without limitation, the events described in Section 3.3) affecting the Company or the financial statements of the Company, and/or (b) changes in applicable laws, regulations or accounting principles whenever the Committee determines that such adjustments are appropriate; provided, however, that no such adjustment shall be made or authorized to the extent that such adjustment or authority would cause any Award designed to qualify for the Performance-Based Exception to fail to so qualify.

     13.3. AWARDS PREVIOUSLY GRANTED. No alteration, amendment, suspension or termination of the Plan shall adversely affect in any material way any Award previously made under the Plan without the written consent of the affected Participant; provided, however, that the Committee may modify, without a Participant's consent, any Award previously made to a Participant who is a foreign national or employed outside the United States to recognize differences in local law, tax policy or custom.

ARTICLE 14. MISCELLANEOUS

     14.1. NO RIGHTS TO EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate the employment of any Employee, whether or not a Participant, at any time; nor shall anything in the Plan be deemed to create or confer upon any Employee, whether or not a Participant, or other individual, any rights to employment of any kind or nature whatsoever for any period of time or at any particular rate of compensation, including, without limitation, any right to continue in the employ of the Company.

     14.2. NO RIGHTS TO PARTICIPATION. No Employee, whether or not a Participant, or other individual shall have any right to be selected to receive an Award or, having been so selected, to be selected to receive a future Award; nor shall anything in the Plan be deemed to create or confer upon any Employee, whether or not a Participant, or other individual any such right.

     14.3. WITHHOLDING. The Company shall have the power and the right to deduct or withhold from any amount to be paid to any Participant or beneficiary hereunder, or require such a Participant or beneficiary to remit to the Company, an amount sufficient to satisfy any federal, state and/or local taxes, domestic or foreign, required by applicable law or regulation to be withheld with respect to any taxable event arising as a result of the Plan. The Company may permit a Participant or beneficiary to elect to satisfy any withholding requirement with respect to an Award, in whole or in part, either by surrendering to the Company (either directly or through its designee) a portion of the Shares issued or transferred to the Participant or beneficiary pursuant to that Award or by tendering previously acquired, nonforfeitable, nonrestricted shares (provided that any Shares so tendered by a Participant must have been owned by the Participant for at least six (6) months prior to their tender); provided, however, that any such election by an Insider shall be subject to express approval by the Committee if such approval is then required by Rule 16b-3 of the General Rules and Regulations promulgated under the Exchange Act. To the extent that a Participant or beneficiary satisfies any withholding requirement by surrendering or tendering Shares, the Shares so surrendered or tendered shall be credited against any such withholding requirement at the fair market value per Share on the date of such surrender or tender. All withholding elections shall be irrevocable, made in writing and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

     14.4. DESIGNATION OF BENEFICIARY. A Participant may designate a beneficiary or beneficiaries (who may be named contingently or successively) who, in the event of the Participant's death prior to payment, exercise or lapse of restrictions with respect to any Awards to such Participant, shall be entitled to exercise any unexercised Options or SARs, receive any Restricted Stock and receive payment of any CAPP Award, Performance Shares and/or Performance Units, subject in each case to the terms and conditions of the Participant's Award Agreement, as applicable. Any such beneficiary designation shall be made by the Participant in writing (on the appropriate form as provided by the Company) and shall automatically revoke all prior designations by such Participant. The Participant may, at any time and from time to time, change or revoke such designation. A beneficiary designation, or revocation of a prior beneficiary designation, will be effective only if it is signed by the Participant and received by the Company prior to the Participant's death. If the Participant does not designate a beneficiary or all beneficiaries die prior to payment, exercise or lapse of restrictions with respect to an Award, the Participant's estate shall be the beneficiary. If a beneficiary dies after at least partial payment, exercise, or lapse of restrictions with respect to an Award, the beneficiary's estate shall be the beneficiary of any remaining payments or unexercised rights.

     14.5. SUCCESSORS. All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

     14.6. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as though the illegal or invalid provision had not been included.

     14.7. APPROVAL BY STOCKHOLDERS. Notwithstanding any other provision of the Plan to the contrary, under no circumstances shall any Award to a Named Executive Officer, or to an individual whom the Committee considers likely to become a Named Executive Officer, be made under the Plan on or after the date of the first annual meeting of the Company's stockholders following the Effective Date unless the Company's stockholders approve the material terms of the Plan at such meeting.

     14.8. GOVERNING LAW. To the extent not preempted by United States federal law or other comparable law, the Plan and all agreements hereunder, including Award Agreements, shall be construed in accordance with and governed by the laws of the State of Texas.

                              CLASS A COMMON STOCK
                      ASSOCIATES FIRST CAPITAL CORPORATION
                   P.O. BOX 660237, DALLAS, TEXAS 75266-0237


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby nominates and appoints Chester D. Longenecker and John M. Rintamaki, and each of them, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated hereon, all shares of Class A Common Stock of ASSOCIATES FIRST CAPITAL CORPORATION (the "Company") which the undersigned is entitled to vote on all matters that come before the Annual Meeting of Stockholders to be held on May 29, 1997, and any adjournments thereof.

                (Continued and to be signed on the reverse side)




-------------------------------------------------------------------------------
                            * FOLD AND DETACH HERE *

                                                                           7947


[ X ]     PLEASE MARK YOUR
          VOTES AS IN THIS
          EXAMPLE.


     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR (I) THE ELECTION OF THE NOMINATED DIRECTORS, (II) APPROVAL OF THE COMPANY'S INCENTIVE COMPENSATION PLAN, AND (III) RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR 1997.


1. Election of Directors
   (See Reverse)

                         FOR              WITHHELD

                         [ ]                 [ ]

Keith W. Hughes, J. Carter Bacot,
John M. Devine, Harold D. Marshall,
H. James Toffey, Jr., Kenneth Whipple

For, except vote withheld from the following nominee(s):

--------------------------------------------------------


2. APPROVAL OF THE COMPANY'S INCENTIVE COMPENSATION PLAN

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]                [ ]

3. RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY

                 FOR              AGAINST           ABSTAIN

                 [ ]                [ ]                [ ]


     CHECK HERE IF YOU PLAN TO ATTEND THE         [ ]

     STOCKHOLDERS MEETING ON MAY 29, 1997.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized person. If a partnership, please sign in full partnership name by authorized person.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINATED DIRECTORS, THE APPROVAL OF THE COMPANY'S INCENTIVE COMPENSATION PLAN, AND RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR 1997.


SIGNATURE(S)                                       DATE
            -------------------------------------       -----------------------



-------------------------------------------------------------------------------
                            * FOLD AND DETACH HERE *




                   ASSOCIATES FIRST CAPITAL CORPORATION LOGO



                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 29, 1997